UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	September 30

Date of reporting period:	09/30/19

Item 1.	Reports to Stockholders.

Annual Report	9/30/2019

Invesco Oppenheimer Rochester® AMT- Free New York Municipal Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Rochester AMT-Free New York Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays
			Municipal Index
1-Year	10.11%	5.43%	8.55%
5-Year	5.53	4.61	3.66
10-Year	5.31	4.86	4.16

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund

3      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL  FUND

prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL  FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 10.11% during the reporting period. In comparison, the Fund’s Class A shares outperformed the Bloomberg Barclays Municipal Bond Index, the Fund’s benchmark (the “Index”), which returned 8.55%.

MARKET OVERVIEW

New York benefits from a broad-based and well-diversified economy, with a median household income higher than the US national median. New York’s economy is subject to volatility due to the significance of the financial services industry to its economic base. New York’s gross domestic product, the value of all goods and services produced in the state, rose to $1.72 trillion in 1Q19, which makes New York the third-largest economy in the US.1 As of August 2019, the state’s unemployment rate was 4.0%, which is slightly higher than the national unemployment rate of 3.7%.2 In our view, New York has improved its financial management practices in recent years by enacting on-time budgets, developing a consensus revenue forecasting mechanism and addressing longstanding growth in spending. Although New York’s financial performance was strained during the 2007-2009 recession, we believe its approach to budgeting has become more sustainable and more focused on structural solutions than in the past. However, New York continues to face potential headwinds stemming from federal tax reform, increasing health care expenditures, public school funding and growing transportation needs. Favorably, New York’s pension liabilities remain well funded compared to other states.

The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018, and performance remained strong throughout this fiscal year. Investment grade municipal bonds returned 8.55% and high yield municipal bonds returned 10.02% during the fiscal year.3 Performance was particularly strong during the first nine months of 2019, with investment grade municipals returning 6.75% and high yield municipals returning 9.69%.3

The fiscal year was characterized by supportive technical conditions (supply and demand balances) as new issuance of municipal bonds totaled $362 billion — down 11% from the previous fiscal year.4 Flows into the municipal bond asset class were positive for the last 38 weeks of the fiscal year.5 A consistently positive flow pattern, coupled with continued limited supply, resulted in strong performance across the municipal bond market. Fund flows totaled $58.2 billion from October 2018 through September 2019.5

For the fiscal year, the high yield municipal bond market outperformed the investment

5      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

grade bond segment, led by improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring, as well as strong performance of high yield general obligation securities.

Municipal bonds withstood considerable headwinds during the fiscal year, including interest rate movements that had the 10-year US Treasury yield breaching 2.00% in July 2019.6 Additionally, the US government shutdown, which occurred midway through the fiscal year and lasted 35 days, along with ongoing US-China trade negotiations and Brexit developments, created a challenging market environment. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018. Worsening market conditions exposed the municipal bond market to more sensitivity relating to a sell-off in US Treasuries in September. Despite these challenges, the municipal bond market performed positively for the fiscal year as technical conditions continued to provide tailwinds.

Concerns about future interest rate hikes led to an increased demand for US Treasuries and investment grade municipal bonds alike, and yields continued to fall as high yield securities rallied. The yield curve for 30-year, AAA-rated municipal bonds continued to flatten as trade tensions between the US and China increased worries about inflationary pressures.

During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate two times in September and December 2018 before lowering it in July 2019.7 The two rate hikes, the eighth and ninth since December 2008, were anticipated and reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

However, the Fed’s dovish stance at the beginning of calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Despite favorable growth and labor trends, the Fed ultimately reversed course and lowered the federal funds rate in July and again in September, citing uncertainty about the global economic outlook. The US Treasury curve was inverted at fiscal year-end with the yield on the 2-year US Treasury note exceeding the 10-year note.6 Economist views were mixed as to whether this inversion, the first since December 2005, signaled a possible recession.

As anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in the valuations of below investment grade

6      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

tobacco settlement bonds. Meanwhile, year-end demand for yield and coupon payments caused the asset class to end 2018 on a strong note. Investors affected by the Tax Cuts and Jobs Acts of 2017, which instituted a $10,000 cap on state and local tax deductions, poured a record $18.9 billion into municipal bond funds in the first eight weeks of calendar year 2019, the most recorded over that period in at least 13 years.5

At the close of the fiscal year, we believed municipal fundamentals remained strong and viewed the ongoing impact of the Tax Cut and Jobs Act as a potential market factor. As a result, we believe demand for municipal bond investments could remain strong as retail investors continue to seek tax-exempt income.

Over the fiscal year, security selection in many sectors – including highways/commuter facilities, electric utilities, and tobacco, the Fund’s third largest, fifth largest, and second-largest sectors, respectively – significantly contributed to the Fund’s performance. Higher education and sales tax revenue, among other sectors, were also strong contributors to the Fund’s performance. While none of the Fund’s sectors detracted from performance, the Fund’s holdings in some sectors – including the education, US Government Obligations (G.O.), and multi-family housing – were underperformers relative to the benchmark.

During the fiscal year, leverage contributed to the Fund’s performance. The Fund achieved a leveraged position through the use of inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments. Investors are reminded that the Fund is not and will not be

7      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

managed based on predictions of interest rate

changes.

Thank you for investing in Invesco

Oppenheimer Rochester® AMT-Free New York

Municipal Fund and for sharing our long-term

investment horizon.

1 Source: Bureau of Economic Analysis, US Department

of Commerce

2 Source: Bureau of Labor Statistics, US Department

of Labor

3 Source: FactSet Research Systems Inc.

4 Source: The Bond Buyer

5 Source: Strategic Insight

6 Source: US Department of the Treasury

7 Source: US Federal Reserve

8      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Top Holdings and Allocations

TOP FIVE DEBT HOLDINGS/ISSUERS

Hudson Yards, NY Infrastructure Corp.	3.3%
NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)	2.3
NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)	2.2
NY MTA Hudson Rail Yards	2.0
NY Utility Debt Securitization Authority	2.0

Holdings are subject to change and are not buy/sell recommendations. Percentages are as of September 30, 2019, and are based on net assets.

CREDIT ALLOCATION
	NRSRO-	Adviser-
	Rated	Rated	Total
AAA	6.1%	0.2%	6.3%
AA	29.1	0.0	29.1
A	24.5	0.0	24.5
BBB	11.2	7.3	18.5
BB or lower	11.1	10.5	21.6
Total	82.0%	18.0%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2019 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

For more current Fund holdings, please visit invesco.com.

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Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/19

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	10.11%	5.53%	5.31%	6.55%
Class C (ONYCX)	8/29/95	9.36	4.72	4.51	4.85
Class Y (ONYYX)	1/31/11	10.45	5.77	N/A	6.90
Class R6 (IORNX)*	5/24/19	10.19	5.54	5.32	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/19
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	5.43%	4.61%	4.86%	6.42%
Class C (ONYCX)	8/29/95	8.36	4.72	4.51	4.85
Class Y (ONYYX)	1/31/11	10.45	5.77	N/A	6.90
Class R6 (IORNX)*	5/24/19	10.19	5.54	5.32	N/A

* Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

10      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, and Class Y shares of the predecessor fund were reorganized into Class A, Class C, and Class Y shares, respectively, of the Fund. Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of

11      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

12      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

13      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During 6 Months Ended September 30, 20191,[2]
Class A	$1,000.00	$ 1,053.00	$ 5.52
Class C	1,000.00	1,048.90	9.34
Class Y	1,000.00	1,054.10	4.33
Class R6	1,000.00	1,053.70	2.94

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.70	5.43
Class C	1,000.00	1,015.99	9.19
Class Y	1,000.00	1,020.86	4.26
Class R6	1,000.00	1,021.01	4.11

1. Actual expenses paid for Class A, C and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses paid for Class R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 129/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2019 for Classes A, C and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019 for Class R6 are as follows:

Class	Expense Ratios
Class A	1.07%
Class C	1.81
Class Y	0.84
Class R6	0.81

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

14      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS September 30, 2019

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—105.3%
New York—95.2%
$85,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900%	07/01/2021	$85,052
135,000	Albany County, NY IDA (Wildwood Programs)[1]	5.000	07/01/2026	135,062
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.375	07/01/2026	521,520
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625	07/01/2031	520,330
1,000,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.875	07/01/2041	1,037,610
200,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2027	244,084
200,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2032	240,214
3,765,000	Albany, NY IDA (Sage Colleges)	5.300	04/01/2029	3,682,659
570,000	Amherst, NY Devel. Corp. (Daemen College)[1]	5.000	10/01/2024	637,038
8,755,000	Brookhaven, NY IDA (Dowling College)[2,3]	6.750	11/01/2032	88
215,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250	11/01/2036	251,812
8,850,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[1]	5.000	07/15/2042	10,184,314
270,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.375	10/01/2041	286,227
130,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	6.000	10/01/2031	138,651
160,000	Buffalo & Erie County, NY Industrial Land Devel. (Charter School for Applied Technologies)[1]	5.000	06/01/2035	179,456
530,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1]	5.000	04/01/2022	544,776
1,200,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1]	5.000	10/01/2038	1,321,356
3,615,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1]	5.250	04/01/2035	3,801,715
450,000	Build NYC Resource Corp. (Children’s Aid Society)[1]	4.000	07/01/2044	507,505
925,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)[1]	5.250	07/01/2023	945,211
1,490,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)[1]	5.375	07/01/2028	1,530,573
790,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)[1]	5.750	07/01/2033	815,967
170,000	Build NYC Resource Corp. (Manhattan College)[1]	5.000	08/01/2032	206,208
290,000	Build NYC Resource Corp. (Manhattan College)[1]	5.000	08/01/2036	348,168
600,000	Build NYC Resource Corp. (Manhattan College)[1]	5.000	08/01/2047	710,142
190,000	Build NYC Resource Corp. (New Dawn Charter Schools)[1]	5.625	02/01/2039	203,268
230,000	Build NYC Resource Corp. (New Dawn Charter Schools)[1]	5.750	02/01/2049	245,148

15      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$650,000	Build NYC Resource Corp. (New York Law School)[1]	5.000%	07/01/2041	$727,818
140,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000	08/01/2032	150,966
255,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[1]	5.750	11/01/2030	255,038
25,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2027	25,120
30,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2028	30,142
30,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2029	30,139
30,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2030	30,135
35,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2031	35,153
35,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2032	35,150
35,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2033	35,148
40,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2034	40,168
40,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2035	40,169
45,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2036	45,189
45,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2037	45,186
50,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2038	50,204
50,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2039	50,202
55,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2040	55,218
55,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2041	55,215
60,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2042	60,231
100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2034	111,521
100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2039	110,825
15,000	Deerfield, NY GO1	5.500	06/15/2021	15,093
15,000	Deerfield, NY GO1	5.500	06/15/2022	15,082
15,000	Deerfield, NY GO1	5.500	06/15/2023	15,078
15,000	Deerfield, NY GO1	5.500	06/15/2024	15,079
20,000	Deerfield, NY GO1	5.500	06/15/2025	20,099
20,000	Deerfield, NY GO1	5.600	06/15/2026	20,094
20,000	Deerfield, NY GO1	5.600	06/15/2027	20,093
20,000	Deerfield, NY GO1	5.600	06/15/2028	20,091
25,000	Deerfield, NY GO1	5.600	06/15/2029	25,113
25,000	Deerfield, NY GO1	5.600	06/15/2030	25,113
25,000	Deerfield, NY GO1	5.600	06/15/2031	25,114
25,000	Deerfield, NY GO1	5.600	06/15/2032	25,114
30,000	Deerfield, NY GO1	5.600	06/15/2033	30,133
30,000	Deerfield, NY GO1	5.600	06/15/2034	30,133
30,000	Deerfield, NY GO1	5.600	06/15/2035	30,131
35,000	Deerfield, NY GO1	5.600	06/15/2036	35,153
510,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000	10/01/2030	527,371
12,200,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[1]	5.000	07/01/2046	14,200,922
250,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[1]	5.250	07/01/2025	257,237

16      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$450,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[1]	5.750%		07/01/2030	$464,697
100,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[1]	5.750		07/01/2040	103,266
120,000	Dutchess County, NY Local Devel. Corp. (Nuvance Health)[1]	4.000		07/01/2044	134,124
300,000	Dutchess County, NY Local Devel. Corp. (Nuvance Health)[1]	4.000		07/01/2049	333,147
160,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000		07/01/2034	195,571
160,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000		07/01/2036	194,741
235,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000		07/01/2037	284,933
500,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000		07/01/2042	601,785
265,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2030	280,948
225,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2031	238,540
135,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2032	142,796
130,000	Erie County, NY IDA (The Episcopal Church Home)[1]	6.000		02/01/2028	130,426
75,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2031	75,037
5,000,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2038	5,001,100
74,000,000	Erie County, NY Tobacco Asset Securitization Corp.	8.223	[4]	06/01/2055	4,620,560
635,000	Genesee County, NY IDA (United Memorial Medical Center)[1]	5.000		12/01/2027	636,219
18,750,000	Glen Cove, NY Local Assistance Corp. (Gravies Point Public Improvement)	5.982	[4]	01/01/2045	6,539,250
965,000	Glen Cove, NY Local Assistance Corp. (Tiegerman School)[1]	5.500		07/01/2044	1,017,245
5,000,000	Guilderland, NY IDA (Promenade Albany Senior Living)	5.875		01/01/2052	5,122,350
1,640,000	Hempstead, NY Local Devel. Corp. (Evergreen School)[1]	6.800		12/01/2044	1,681,312
100,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2029	121,338
300,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2029	341,121
80,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2030	96,366
75,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2031	89,579
135,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2032	160,634

17      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$300,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000%	07/01/2034	$335,076
135,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2035	159,372
110,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2036	129,642
80,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2038	93,764
250,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2039	277,100
200,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2044	220,516
25,765,000	Hudson Yards, NY Infrastructure Corp.[5]	5.000	02/15/2042	30,943,902
5,000,000	Hudson Yards, NY Infrastructure Corp.[5]	5.000	02/15/2045	5,986,875
2,250,000	Huntington, NY Local Devel. Corp.[1]	6.500	12/01/2046	2,417,985
5,000,000	L.I., NY Power Authority[1]	5.000	09/01/2034	6,238,900
1,000,000	L.I., NY Power Authority[1]	5.000	09/01/2039	1,229,610
4,000,000	L.I., NY Power Authority[1]	5.000	09/01/2042	4,829,240
1,185,000	L.I., NY Power Authority, Series A1	5.000	09/01/2039	1,362,868
2,970,000	L.I., NY Power Authority, Series A1	5.000	09/01/2044	3,387,136
2,500,000	L.I., NY Power Authority, Series B1	5.000	09/01/2035	3,007,900
1,250,000	L.I., NY Power Authority, Series B1	5.000	09/01/2036	1,500,812
1,680,000	L.I., NY Power Authority, Series B1	5.000	09/01/2041	1,996,025
1,450,000	Monroe County, NY IDA (Rochester General Hospital)[1]	5.000	12/01/2032	1,586,300
3,200,000	Monroe County, NY IDA (Rochester General Hospital)[1]	5.000	12/01/2046	3,709,568
350,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000	01/15/2028	398,611
500,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000	01/15/2029	568,190
150,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000	01/15/2038	167,836
150,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000	10/01/2026	161,308
75,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.250	10/01/2031	81,023
540,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.500	10/01/2041	586,024
1,400,000	Monroe County, NY Industrial Devel. Corp. (Rochester General Hospital)[1]	5.000	12/01/2036	1,657,250
100,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000	06/01/2029	114,410
285,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000	06/01/2044	320,286
180,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.500	06/01/2034	210,044
150,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.625	06/01/2026	160,080

18      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$250,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000%		06/01/2034	$269,072
1,060,000	Nassau County, NY GO1	5.000		07/01/2040	1,300,631
1,490,000	Nassau County, NY GO1	5.000		07/01/2045	1,813,851
2,235,000	Nassau County, NY GO1	5.000		07/01/2049	2,706,138
1,210,000	Nassau County, NY IDA (ALIA-AP)[1]	7.000		09/01/2028	1,212,529
1,220,557	Nassau County, NY IDA (Amsterdam at Harborside)[2]	2.000		01/01/2049	198,341
135,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2032	137,649
3,307,500	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	3,307,368
290,000	Nassau County, NY Local Economic Assistance Corp. (Hispanic Counseling Center)[1]	5.200		12/01/2037	304,854
2,000,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)[1]	5.000		07/01/2031	2,151,760
3,240,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.250	[6]	06/01/2026	3,239,838
60,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	6.761	[4]	06/01/2060	2,040,600
350,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2032	400,414
565,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2033	644,998
450,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2034	512,190
200,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2040	225,348
225,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2045	252,643
3,095,000	New Rochelle, NY Corp. Local Devel. (70 Nardozzi/City Dept. of Public Works)[1]	5.125		08/01/2050	3,273,798
100,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2035	107,187
150,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2042	159,851
1,560,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	1,561,108
2,085,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	2,093,298
15,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	15,235
270,000	NY Counties Tobacco Trust III (TASC)[1]	6.000		06/01/2043	270,502
850,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	850,102
84,200,000	NY Counties Tobacco Trust V	6.845	[4]	06/01/2055	6,550,760
155,400,000	NY Counties Tobacco Trust V	7.845	[4]	06/01/2060	6,178,704
15,615,000	NY Counties Tobacco Trust VI1	5.625		06/01/2035	16,930,251
2,085,000	NY Counties Tobacco Trust VI1	5.750		06/01/2043	2,517,012
2,740,000	NY Counties Tobacco Trust VI1	6.000		06/01/2043	3,051,374
1,125,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000		06/01/2051	1,176,109
15,475,000	NY MTA[5]	5.250		11/15/2056	18,275,061
5,000,000	NY MTA[1]	5.250		11/15/2056	5,911,650
5,000,000	NY MTA (Green Bond)[1]	5.000		11/15/2051	5,844,200
10,000,000	NY MTA (Green Bond)[5]	5.250		11/15/2057	12,166,275
2,565,000	NY MTA (Green Bond)[1]	5.250		11/15/2057	3,081,565
2,690,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2046	2,701,459
17,000,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2056	18,944,120

19      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$2,000,000	NY MTA, Series B1	5.000%	11/15/2035	$2,401,720
10,000,000	NY MTA, Series B1	5.000	11/15/2037	11,952,400
2,000,000	NY MTA, Series B1	5.000	11/15/2044	2,256,020
900,000	NY MTA, Series B1	5.250	11/15/2039	1,033,533
2,000,000	NY MTA, Series C-1[1]	5.250	11/15/2056	2,390,060
350,000	NY MTA, Series D1	5.000	11/15/2032	384,454
215,000	NY MTA, Series H1	5.000	11/15/2033	240,783
185,000	NY MTA, Series H1	5.000	11/15/2033	203,034
300,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2029	337,098
400,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2030	445,068
875,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2032	1,083,819
900,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2033	1,111,878
575,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2034	708,429
2,550,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2036	3,124,490
2,500,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2037	3,051,350
900,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2037	1,098,486
1,900,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2038	2,314,352
300,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2038	365,424
2,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2041	2,382,360
1,260,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2046	1,494,751
1,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2047	1,202,620
3,275,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2030	3,923,417
5,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2034	5,902,350
3,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2035	3,531,780
3,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2036	3,523,050
3,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2041	3,353,400
8,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2045	7,988,000
8,460,000	NY Utility Debt Securitization Authority[1]	5.000	12/15/2038	10,513,411
15,000,000	NY Utility Debt Securitization Authority[1]	5.000	12/15/2040	18,549,300
5,000,000	NYC GO1	4.000	08/01/2044	5,685,250
700,000	NYC GO1	5.000	08/01/2035	745,605
7,360,000	NYC GO1	5.000	12/01/2037	8,853,491
10,000,000	NYC GO1	5.000	04/01/2039	12,296,800
15,000	NYC GO1	5.500	11/15/2037	15,051
45,000	NYC GO1	6.000	05/15/2022	45,185
5,000	NYC HDC (Multifamily Hsg.), Series E1	6.250	05/01/2036	5,015
5,000,000	NYC Health & Hospital Corp. (Health System)[1]	5.000	02/15/2030	5,063,550
115,000	NYC IDA (Comprehensive Care Management)[1]	6.000	05/01/2026	115,040
295,000	NYC IDA (Comprehensive Care Management)[1]	6.125	11/01/2035	295,038
1,490,000	NYC IDA (Guttmacher Institute)[1]	5.750	12/01/2036	1,495,275
35,000	NYC IDA (Independent Living Assoc.)[1]	6.200	07/01/2020	35,026
2,000,000	NYC IDA (Queens Baseball Stadium)[1]	6.500	01/01/2046	2,008,020
15,000	NYC IDA (RS/AFMAC/IACMR&DDA/HC/L&WS/YAI Obligated Group)[1]	4.500	07/01/2021	15,006
4,015,000	NYC IDA (The Child School)[1]	7.550	06/01/2033	4,036,962
4,600,000	NYC IDA (United Jewish Appeal-Federation of Jewish Philanthropies of New York)[1]	5.000	07/01/2034	4,973,520
1,200,000	NYC IDA (Yankee Stadium)[1,7]	2.651	03/01/2022	1,214,652
120,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2036	120,332

20      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$7,715,000	NYC IDA (Yankee Stadium)[1]	7.000%	03/01/2049	$7,755,581
2,600,000	NYC IDA (Yeled Yalda Early Childhood)[1]	5.725	11/01/2037	2,602,262
6,065,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	7,344,109
5,000,000	NYC Municipal Water Finance Authority[1]	5.500	06/15/2043	5,259,600
2,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	2,368,040
1,395,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	1,630,476
1,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2035	1,770,690
10,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2035	11,655,500
1,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2036	1,766,580
835,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2043	981,284
5,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250	07/15/2037	5,868,830
920,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2030	1,140,046
1,470,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2032	1,807,512
5,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2037	5,943,050
2,387,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2040	2,820,503
9,340,000	NYC Transitional Finance Authority (Future Tax)[5]	5.000	05/01/2040	11,422,727
9,245,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2041	10,717,544
1,100,000	NYC Trust for Cultural Resources (The Juilliard School)[1]	4.000	01/01/2039	1,266,375
290,000	NYC Trust for Cultural Resources (The Juilliard School)[1]	5.000	01/01/2033	372,798
300,000	NYC Trust for Cultural Resources (The Juilliard School)[1]	5.000	01/01/2034	384,708
400,000	NYC Trust for Cultural Resources (The Juilliard School)[1]	5.000	01/01/2037	508,332
300,000	NYC Trust for Cultural Resources (The Juilliard School)[1]	5.000	01/01/2038	379,875
1,000,000	NYC Trust for Cultural Resources (Wildlife Conservation Society)[1]	5.000	08/01/2033	1,128,070
2,220,000	NYS DA (ALIA-PSCH)[1]	4.800	12/01/2023	2,269,528
5,985,000	NYS DA (ALIA-PSCH)[1]	5.350	12/01/2035	6,267,312
2,220,000	NYS DA (ALIA-PSCH)[1]	6.175	12/01/2031	2,259,871
150,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2027	165,485
150,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2028	165,485
70,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2029	77,226
70,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2030	77,226
300,000	NYS DA (Catholic Health System)[1]	4.750	07/01/2039	314,706
1,250,000	NYS DA (Catholic Health System)[1]	4.750	07/01/2039	1,311,275
125,000	NYS DA (Catholic Health System)[1]	5.000	07/01/2032	135,640
2,255,000	NYS DA (Cornell University)[1]	5.000	07/01/2035	3,184,015
2,750,000	NYS DA (Cornell University)[1]	5.000	07/01/2036	3,926,588
50,000	NYS DA (Culinary Institute of America)[1]	5.000	07/01/2034	54,241

21      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$6,425,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250%	07/01/2027	$7,752,212
3,765,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250	07/01/2028	4,615,288
100,000	NYS DA (Fordham University)[1]	5.000	07/01/2030	115,918
1,000,000	NYS DA (Fordham University)[1]	5.000	07/01/2036	1,193,010
765,000	NYS DA (Fordham University)[1]	5.000	07/01/2041	902,761
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.000	07/01/2026	767,880
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.200	07/01/2032	767,858
375,000	NYS DA (Interagency Council)[1]	7.000	07/01/2035	390,979
250,000	NYS DA (Iona College)[1]	5.000	07/01/2032	269,535
3,030,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[1]	5.500	12/01/2047	3,125,597
3,200,000	NYS DA (L.I. University)[1]	5.000	09/01/2025	3,493,792
400,000	NYS DA (New School)[1]	5.000	07/01/2040	464,596
1,350,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2030	1,606,608
1,300,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2031	1,542,450
1,400,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2032	1,657,068
1,750,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2033	2,067,940
1,750,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2040	2,039,835
1,000,000	NYS DA (NHlth / LIJMC / NSUH / FrankHosp / SIUH / NSUHSFCEC&R / HHA / Shosp / LHH / GCH / FHH / PlainH / NHlthcare Obligated Group)[1]	5.000	05/01/2039	1,073,780
645,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2028	750,148
5,000,000	NYS DA (NYU)[1]	5.000	07/01/2035	6,087,000
1,500,000	NYS DA (NYU)[1]	5.000	07/01/2037	1,647,885
740,000	NYS DA (NYU)[1]	5.000	07/01/2042	936,840
1,110,000	NYS DA (NYU)[1]	5.000	07/01/2045	1,297,235
4,460,000	NYS DA (NYU)[1]	5.000	07/01/2049	5,584,411
600,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2029	720,456
400,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2030	478,352
300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2032	356,502
300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2033	355,329
300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2035	353,052
200,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2036	234,792
200,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2037	234,048
325,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2026	325,754
500,000	NYS DA (Pratt Institute)[1]	5.000	07/01/2046	582,345
830,000	NYS DA (Rochester Institute of Technology)[8]	4.000	07/01/2044	936,672
300,000	NYS DA (Rochester Institute of Technology)[1]	5.000	07/01/2040	308,472
800,000	NYS DA (Rochester Institute of Technology)[8]	5.000	07/01/2049	987,912
1,350,000	NYS DA (Rockefeller University)[1]	5.000	07/01/2040	1,354,347
415,000	NYS DA (School District Bond Financing Program), Series A1	5.000	08/01/2034	508,026
480,000	NYS DA (School District Bond Financing Program), Series A1	5.000	08/01/2035	585,931
200,000	NYS DA (St. John’s University)[1]	5.000	07/01/2027	220,646

22      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$50,000	NYS DA (St. John’s University)[1]	5.000%	07/01/2028	$55,162
1,015,000	NYS DA (St. John’s University)[1]	5.000	07/01/2030	1,114,511
935,000	NYS DA (St. John’s University)[1]	5.000	07/01/2030	1,032,857
5,000	NYS DA (St. John’s University)[1]	5.000	07/01/2030	5,516
100,000	NYS DA (St. John’s University)[1]	5.000	07/01/2034	117,336
500,000	NYS DA (St. Joseph’s College)[1]	5.250	07/01/2035	506,665
15,800,000	NYS DA (St. Mary’s Hospital for Children)[1]	7.875	11/15/2041	16,312,394
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2035	11,456,600
5,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2041	5,947,800
1,000,000	NYS DA (State University Educational Facilities)[1]	5.000	05/15/2030	1,093,360
1,000,000	NYS DA (The New School)[1]	5.000	07/01/2031	1,061,520
1,855,000	NYS DA (The New School)[1]	5.000	07/01/2035	2,230,174
1,915,000	NYS DA (The New School)[1]	5.000	07/01/2036	2,297,234
1,265,000	NYS DA (The New School)[1]	5.000	07/01/2037	1,512,029
595,000	NYS DA (The New School)[1]	5.000	07/01/2041	705,111
6,650,000	NYS DA (The New School)[1]	5.000	07/01/2046	7,834,232
4,800,000	NYS DA (United Cerebral Palsy Assoc. of NYS)[1]	5.375	09/01/2050	5,013,024
1,425,000	NYS DA (United Cerebral Palsy Assoc. of Putnam & Southern Dutchess Counties)[1]	5.375	10/01/2042	1,514,276
1,110,000	NYS DA (Yeshiva University)[1]	5.000	11/01/2031	1,167,742
4,330,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2038	4,338,790
14,875,000	NYS Liberty Devel. Corp. (3 World Trade Center)[1]	5.000	11/15/2044	16,455,171
2,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000	11/15/2031	2,157,620
10,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750	11/15/2051	10,925,400
20,000,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[5]	5.625	01/15/2046	20,257,300
4,910,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[1]	5.625	01/15/2046	4,973,339
15,580,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.250	10/01/2035	21,403,491
5,025,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.500	10/01/2037	7,212,181
5,000,000	NYS Liberty Devel. Corp. (One Bryant Park)[1]	5.125	01/15/2044	5,057,350
3,300,000	NYS Power Authority[1]	5.000	11/15/2047	3,309,801
1,350,000	NYS Thruway Authority[1]	5.000	01/01/2032	1,460,984
190,000	NYS Thruway Authority[1]	5.000	01/01/2033	238,271
340,000	NYS Thruway Authority[1]	5.000	01/01/2034	425,435
385,000	NYS Thruway Authority[1]	5.000	01/01/2035	480,357
10,175,000	NYS Thruway Authority[1]	5.000	01/01/2037	10,976,180
55,000	Onondaga County, NY IDA (Salina Free Library)[1]	5.500	12/01/2022	55,105
280,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2033	336,490
200,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2034	239,782
250,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2037	297,400
150,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2040	177,165

23      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$2,250,000	Onondaga County, NY Trust Cultural Resource Revenue (Syracuse University)[1]	5.000%	12/01/2036	$2,429,438
1,615,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.200	07/01/2029	1,661,997
1,810,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.375	07/01/2040	1,856,807
1,060,000	Onondaga, NY Civic Devel. Corp. (Onondaga Community College Hsg. Devel. Corp.)[1]	5.000	10/01/2030	1,218,343
2,345,000	Onondaga, NY Civic Devel. Corp. (Onondaga Community College Hsg. Devel. Corp.)[1]	5.000	10/01/2040	2,622,812
535,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)[1]	5.250	12/01/2041	579,432
750,000	Orange County, NY Funding Corp. (Hamlet at Wallkill)[1]	6.500	01/01/2046	778,118
2,300,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	2,409,158
5,000,000	Port Authority NY/NJ, 166th Series[1]	5.250	07/15/2036	5,255,200
9,475,000	Port Authority NY/NJ, 198th Series[1]	5.000	11/15/2041	11,435,188
6,000,000	Port Authority NY/NJ, 200th Series[1]	5.000	10/15/2047	7,199,520
11,300,000	Port Authority NY/NJ, 205th Series[5]	5.250	11/15/2057	13,865,185
1,735,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625	08/15/2035	1,782,990
3,160,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750	08/15/2043	3,247,469
1,000,000	Schenectady, NY Metroplex Devel. Authority[1]	5.500	08/01/2033	1,149,820
45,000	Sodus Village, NY GO1	5.000	05/15/2032	45,204
45,000	Sodus Village, NY GO1	5.000	05/15/2033	45,204
45,000	Sodus Village, NY GO1	5.000	05/15/2034	45,204
45,000	Sodus Village, NY GO1	5.000	05/15/2035	45,204
45,000	Sodus Village, NY GO1	5.000	05/15/2036	45,204
45,000	Sodus Village, NY GO1	5.000	05/15/2037	45,204
240,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.000	09/01/2041	254,899
100,000	St. Lawrence County, NY IDA (Clarkson University)[1]	6.000	09/01/2034	107,591
225,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2030	249,244
230,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2031	254,635
815,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000	07/01/2032	901,814
1,000,000	Suffolk County, NY Economic Devel. Corp. (Peconic Landing at Southold)[1]	6.000	12/01/2040	1,041,980
360,000	Suffolk County, NY Economic Devel. Corp., Series A	7.375	12/01/2040	375,354
65,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500	11/01/2037	65,072
110,000	Suffolk County, NY IDA (Dowling College)[2,3]	6.700	12/01/2020	1
750,000	Suffolk County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2032	793,433

24      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$700,000	Suffolk County, NY Tobacco Asset Securitization Corp.[1]	5.250%		06/01/2037	$743,330
1,075,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375		06/01/2028	1,075,387
1,390,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000		06/01/2048	1,392,405
15,750,000	Suffolk, NY Tobacco Asset Securitization Corp.	7.996	[4]	06/01/2048	1,662,413
1,175,000	Sullivan County, NY Infrastructure (Adelaar)	5.350		11/01/2049	1,183,895
760,000	Sullivan County, NY Infrastructure (Adelaar)	5.350		11/01/2049	765,753
2,790,000	Sullivan County, NY Infrastructure (Adelaar)	5.350		11/01/2049	2,811,120
8,220,000	Sullivan County, NY Infrastructure (Adelaar)	5.350		11/01/2049	8,282,225
1,160,000	Sullivan County, NY Infrastructure (Adelaar)	5.350		11/01/2049	1,168,781
330,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000		07/01/2032	231,000
2,785,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000		07/01/2038	1,949,500
6,100,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000		09/01/2030	6,293,431
13,000,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.125		09/01/2040	13,426,530
7,410,000	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2030	7,855,637
2,454,000	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2044	2,715,277
325,000	Westchester County, NY Healthcare Corp., Series B1	6.125		11/01/2037	341,341
80,000	Westchester County, NY Healthcare Corp., Series C-2	6.125		11/01/2037	84,216
10,000	Westchester County, NY Healthcare Corp., Series C-2[1]	6.125		11/01/2037	10,502
500,000	Westchester County, NY Local Devel. Corp. (Wartburg Senior Hsg.)	5.000		06/01/2030	523,025
1,000,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)[1]	5.000		11/01/2029	1,163,500
1,500,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)[1]	5.000		11/01/2032	1,731,135
7,050,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2045	7,220,046
					887,392,252
U.S. Possessions—10.1%
210,000	Guam Power Authority, Series A1	5.000		10/01/2023	231,315
260,000	Guam Power Authority, Series A1	5.000		10/01/2024	286,468
470,000	Guam Power Authority, Series A1	5.000		10/01/2030	516,328
930,000	Northern Mariana Islands Commonwealth, Series A1	5.000		10/01/2022	930,697
6,280,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	6,366,350
7,140,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[6]	07/01/2024	7,711,200
460,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	467,516
3,455,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	3,520,818
9,700,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	9,884,785

25      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$6,300,000	Puerto Rico Children’s Trust Fund (TASC)	7.591	% [4]	05/15/2050	$889,749
75,000	Puerto Rico Commonwealth GO, AGC[1]	5.000		07/01/2024	77,065
3,120,000	Puerto Rico Commonwealth GO2	5.125		07/01/2028	2,316,600
2,500,000	Puerto Rico Commonwealth GO2	5.375		07/01/2033	1,868,750
485,000	Puerto Rico Commonwealth GO2	5.500		07/01/2018	348,594
1,500,000	Puerto Rico Commonwealth GO2	5.625		07/01/2033	1,076,250
8,000,000	Puerto Rico Commonwealth GO2	5.750		07/01/2036	5,740,000
1,000,000	Puerto Rico Electric Power Authority, Series RR, SGI	5.000		07/01/2027	1,000,740
355,000	Puerto Rico Highway & Transportation Authority[2]	5.000		07/01/2028	48,812
1,000,000	Puerto Rico Highway & Transportation Authority[2]	5.300		07/01/2035	862,500
2,150,000	Puerto Rico Highway & Transportation Authority[2]	5.500		07/01/2030	1,854,375
5,000	Puerto Rico Highway & Transportation Authority, Series A2	5.000		07/01/2038	2,056
7,405,000	Puerto Rico Highway & Transportation Authority, Series K2	5.000		07/01/2030	3,045,306
4,000,000	Puerto Rico Infrastructure[2]	5.000		07/01/2041	1,093,240
725,000	Puerto Rico Infrastructure, FGIC[9]	5.500		07/01/2024	632,562
4,600,000	Puerto Rico Infrastructure, FGIC[9]	7.458	[4]	07/01/2030	1,995,296
2,500,000	Puerto Rico Infrastructure (Mepsi Campus)[2]	6.500		10/01/2037	506,250
1,100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,100,297
130,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	131,739
190,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	192,375
410,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625		07/01/2022	370,025
100,000	Puerto Rico ITEMECF (International American University)[1]	5.000		10/01/2031	104,827
150,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2042	147,578
810,000	Puerto Rico Public Buildings Authority[2]	5.250		07/01/2029	699,638
4,795,000	Puerto Rico Public Buildings Authority[2]	5.625		07/01/2039	4,171,650
235,000	Puerto Rico Public Buildings Authority[2]	6.000		07/01/2041	202,688
3,500,000	Puerto Rico Public Buildings Authority[2]	6.750		07/01/2036	3,123,750
4,055,000	Puerto Rico Public Finance Corp., Series B2	5.500		08/01/2031	245,287
7,782,364	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.224	[4]	08/01/2045	389,118
1,012,639	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.242	[4]	08/01/2043	50,632
422,048	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.252	[4]	08/01/2042	21,102
2,068,763	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.264	[4]	08/01/2041	103,438
138,976	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.305	[4]	08/01/2045	19,109
2,562,643	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.330	[4]	08/01/2043	352,363

26      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$333,457	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.344	% [4]	08/01/2042	$45,850
681,213	Puerto Rico Sales Tax Financing Corp. (COFINA 2007A National Custodial Trust)	0.359	[4]	08/01/2041	93,667
1,000	Puerto Rico Sales Tax Financing Corp., Series A	4.839	[4]	07/01/2031	689
4,000	Puerto Rico Sales Tax Financing Corp., Series A	5.090	[4]	07/01/2033	2,523
2,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.259	[4]	07/01/2027	1,594
475,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.500		07/01/2034	508,602
199,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	4.550		07/01/2040	205,678
2,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.560	[4]	07/01/2029	1,487
1,455,000	Puerto Rico Sales Tax Financing Corp., Series A-1	4.750		07/01/2053	1,513,200
11,182,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	5.000		07/01/2058	11,689,735
9,041,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.951	[4]	07/01/2051	1,763,809
22,897,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.982	[4]	07/01/2046	6,100,448
2,377,000	Puerto Rico Sales Tax Financing Corp., Series A-2[1]	4.329		07/01/2040	2,418,550
71,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.536		07/01/2053	72,598
953,000	Puerto Rico Sales Tax Financing Corp., Series A-2	4.784		07/01/2058	991,206
1,000,000	University of Puerto Rico	5.000		06/01/2025	997,500
3,000,000	University of Puerto Rico, Series Q	5.000		06/01/2030	2,985,000
					94,091,374
Total Municipal Bonds and Notes (Cost $955,293,679)					981,483,626
Corporate Bond and Note—0.0%
528,125	Dowling College, NY, Series 2015 Taxable Revenue Bond[2,3,10] (Cost $528,125)	7.500		06/15/2019	0

Shares
Common Stock—1.0%
3,100	CMS Liquidating Trust[3,10,11] (Cost $9,920,000)				9,207,000
Total Investments, at Value (Cost $965,741,804)—106.3%					990,690,626
Floating Rate Note Obligations—(6.8)
Notes with interest and fee rates ranging from 1.60% to 1.66% at 09/30/2019 and contractual maturities of collateral ranging from 05/15/2024 to 01/15/2046[12]					(63,030,000)
Borrowings—(0.4)					(3,600,000)
Net Other Assets (Liabilities)—0.9					8,007,461
Net Assets—100.0%					$932,068,087

Footnotes to Schedule of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

27      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Footnotes to Schedule of Investments (continued)

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

9. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

10. Received as a result of a corporate action.

11. Non-income producing security.

12. Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at September 30, 2019. At September 30, 2019, the Fund’s investments with a value of $112,917,325 are held by TOB Trusts and serve as collateral for the $63,030,000 in the floating rate note obligations outstanding at that date.

To simplify the listings of securities, abbreviations are used per the table below:
AFMAC	Association for Metro Area Autistic Children
AGC	Assured Guaranty Corp.
ALIA	Alliance of Long Island Agencies
AP	Advantage Planning, Inc.
COFINA	Corporación del Fondo de Interés Apremiante
DA	Dormitory Authority
FGIC	Financial Guaranty Insurance Co.
FHH	Forest Hills Hospital
FIT	Fashion Institute of Technology
FrankHosp	Franklin Hospital
GCH	Glen Cove Hospital
GO	General Obligation
HC	HASC Center
HDC	Housing Devel. Corp.
HHA	Huntington Hospital Association
HQS	Health Quest System
IACMR&DDA	Inter-Agency Council of Mental Retardation & Development Disabilities Agencies
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
L.I.	Long Island
L&WS	Leake & Watts Services
LHH	Lenox Hill Hospital
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority
NDH	Northern Dutchess Hospital
NHlth	Northwell Health
NHlthcare	Northwell Healthcare
NSUH	North Shore University Hospital

28      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

NSUHSFCEC&R	North Shore University Hospital Stern Family Center for Extended Care & Rehabilitation
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PHCtr	Putnam Hospital Center
PlainH	Plainview Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
RS	Rivendell School
SGI	Syncora Guarantee, Inc.
Shosp	Southside Hospital
SIUH	Staten Island University Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
VBHosp	Vassar Brothers Hospital
WS	Woods Services
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

29      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2019

Assets
Investments, at value (cost $965,741,804) —see accompanying schedule of investments	$990,690,626
Receivables and other assets:
Interest	11,179,994
Investments sold	1,133,000
Shares of beneficial interest sold	202,973
Other	258,787

Total assets	1,003,465,380
Liabilities
Amount due to custodian	385,331
Payables and other liabilities:
Payable for short-term floating rate notes issued	63,030,000
Payable for borrowings	3,600,000
Investments purchased	3,006,506
Dividends	494,223
Shares of beneficial interest redeemed	275,803
Distribution and service plan fees	210,218
Trustees’ compensation	135,569
Transfer and shareholder servicing agent fees	124,825
Shareholder communications	37,000
Advisory fees	12,480
Interest expense on borrowings	2,657
Administration fees	128
Other	82,553

Total liabilities	71,397,293

Net Assets	$932,068,087

Composition of Net Assets
Shares of beneficial interest	$1,006,091,519
Total accumulated loss	(74,023,432)

Net Assets	$932,068,087

30      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $807,767,331 and 67,127,307 shares of beneficial interest outstanding)	$12.03
Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$12.56
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $51,592,846 and 4,285,058 shares of beneficial interest outstanding)	$12.04
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $72,697,695 and 6,033,150 shares of beneficial interest outstanding)	$12.05
Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,215 and 849 shares of beneficial interest outstanding)	$12.03

See accompanying Notes to Financial Statements.

31      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Year Ended September 30, 2019

Investment Income
Interest	$44,979,981
Expenses

Advisory fees	4,409,730
Administration fees	45,117
Distribution and service plan fees:
Class A	1,775,695
Class C	758,981
Transfer and shareholder servicing agent fees:
Class A	639,856
Class C	66,945
Class Y	54,372
Class R6	2
Shareholder communications:
Class A	39,675
Class C	4,886
Class Y	4,210
Interest expense and fees on short-term floating rate notes issued	1,742,105
Borrowing fees	885,835
Interest expense on borrowings	211,964
Trustees’ compensation	15,768
Custodian fees and expenses	5,482
Other	223,793

Total expenses	10,884,416
Less waivers and reimbursement of expenses	(2)

Net expenses	10,884,414

Net Investment Income	34,095,567
Realized and Unrealized Gain
Net realized gain on investment transactions	4,476,699
Net change in unrealized appreciation/(depreciation) on investment transactions	48,110,716
Net Increase in Net Assets Resulting from Operations	$86,682,982

See accompanying Notes to Financial Statements.

32      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations
Net investment income	$34,095,567	$32,572,618
Net realized gain (loss)	4,476,699	(54,078,399)
Net change in unrealized appreciation/(depreciation)	48,110,716	56,765,254

Net increase in net assets resulting from operations	86,682,982	35,259,473

Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(22,866,222)	(23,460,020)
Class B	—	(5,530)
Class C	(1,714,245)	(2,065,389)
Class Y	(2,104,295)	(1,999,995)
Class R6	(118)	—

Total distributions from distributable earnings	(26,684,880)	(27,530,934)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	18,026,354	(139,393,293)
Class B	—	(558,263)
Class C	(38,402,384)	(19,845,307)
Class Y	9,278,929	(10,738,295)
Class R6	10,000	—

Total beneficial interest transactions	(11,087,101)	(170,535,158)

Net Assets
Total increase (decrease)	48,911,001	(162,806,619)
Beginning of period	883,157,086	1,045,963,705

End of period	$932,068,087	$883,157,086

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended September 30, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements.

33      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$11.26	$11.11	$11.52	$11.08	$11.24
Income (loss) from investment operations:
Net investment income[1]	0.45	0.39	0.39	0.47	0.59
Net realized and unrealized gain (loss)	0.67	0.09	(0.38)	0.53	(0.14)

Total from investment operations	1.12	0.48	0.01	1.00	0.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.33)	(0.42)	(0.56)	(0.61)
Net asset value, end of period	$12.03	$11.26	$11.11	$11.52	$11.08

Total Return, at Net Asset Value[2]	10.11%	4.46%	0.08%	9.24%	4.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$807,767	$739,216	$872,008	$995,737	$930,256
Average net assets (in thousands)	$754,793	$772,493	$924,142	$955,376	$975,212
Ratios to average net assets:[3]
Net investment income	3.86%	3.58%	3.52%	4.20%	5.26%
Expenses excluding specific expenses listed below	0.85%	0.92%	0.82%	1.00%	0.83%
Interest and fees from borrowings	0.12%	0.15%	0.13%	0.06%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.20%	0.21%	0.06%	0.07%	0.07%

Total expenses	1.17%	1.28%	1.01%	1.13%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%	1.28%	1.01%	1.13%	0.95%
Portfolio turnover rate[5]	15%	15%	47%	34%	7%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

34      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Class C	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$11.26	$11.12	$11.53	$11.09	$11.25
Income (loss) from investment operations:
Net investment income[1]	0.36	0.31	0.31	0.39	0.50
Net realized and unrealized gain (loss)	0.68	0.08	(0.39)	0.53	(0.14)

Total from investment operations	1.04	0.39	(0.08)	0.92	0.36
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.25)	(0.33)	(0.48)	(0.52)
Net asset value, end of period	$12.04	$11.26	$11.12	$11.53	$11.09

Total Return, at Net Asset Value[2]	9.36%	3.57%	(0.68)%	8.41%	3.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,593	$84,896	$104,010	$125,732	$116,022
Average net assets (in thousands)	$75,829	$90,961	$115,022	$120,211	$123,420
Ratios to average net assets:[3]
Net investment income	3.09%	2.81%	2.78%	3.44%	4.50%
Expenses excluding specific expenses listed below	1.62%	1.69%	1.59%	1.76%	1.59%
Interest and fees from borrowings	0.12%	0.15%	0.13%	0.06%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.20%	0.21%	0.06%	0.07%	0.07%

Total expenses	1.94%	2.05%	1.78%	1.89%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	2.05%	1.78%	1.89%	1.71%
Portfolio turnover rate[5]	15%	15%	47%	34%	7%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

35      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$11.27	$11.13	$11.54	$11.09	$11.25
Income (loss) from investment operations:
Net investment income[1]	0.47	0.42	0.41	0.49	0.62
Net realized and unrealized gain (loss)	0.68	0.08	(0.38)	0.55	(0.15)

Total from investment operations	1.15	0.50	0.03	1.04	0.47
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.36)	(0.44)	(0.59)	(0.63)
Net asset value, end of period	$12.05	$11.27	$11.13	$11.54	$11.09

Total Return, at Net Asset Value[2]	10.45%	4.61%	0.32%	9.58%	4.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,698	$59,045	$69,378	$59,503	$45,449
Average net assets (in thousands)	$64,514	$61,247	$68,096	$51,694	$49,242
Ratios to average net assets:[3]
Net investment income	4.09%	3.82%	3.69%	4.40%	5.50%
Expenses excluding specific expenses listed below	0.61%	0.69%	0.59%	0.76%	0.59%
Interest and fees from borrowings	0.12%	0.15%	0.13%	0.06%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.20%	0.21%	0.06%	0.07%	0.07%

Total expenses	0.93%	1.05%	0.78%	0.89%	0.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	1.05%	0.78%	0.89%	0.71%
Portfolio turnover rate[5]	15%	15%	47%	34%	7%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

36      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Class R6	Period Ended September 30, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$11.78
Income (loss) from investment operations:
Net investment income[2]	0.18
Net realized and unrealized gain	0.20

Total from investment operations	0.38
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)
Net asset value, end of period	$12.03

Total Return, at Net Asset Value[3]	3.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	4.20%
Expenses excluding specific expenses listed below	0.55%
Interest and fees from borrowings	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.20%

Total expenses	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%
Portfolio turnover rate[6]	15%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

37      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester AMT-Free New York Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester AMT-Free New York Municipal Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became

38      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment

39      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$18,896,443	$—	$110,978,675	$18,688,421

1. At period end, the Fund had $110,978,675 of net capital loss carryforward available to offset future realized

40      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund utilized $2,264,146 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2019	Year Ended September 30, 2018
Distributions paid from:
Exempt-interest dividends	$26,350,968	$26,405,613
Ordinary income	333,912	1,125,321

Total	$26,684,880	$27,530,934

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$909,005,719[1]

Gross unrealized appreciation	$52,818,895
Gross unrealized depreciation	(34,130,474)

Net unrealized appreciation	$18,688,421

1. The Federal tax cost of securities does not include cost of $62,996,486, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 1J.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.	Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”),

41      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks

42      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Payable for short-term floating rate notes issued” on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of “Interest expense and fees on short-term floating rate notes issued” on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s

43      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim. The Fund will seek to gain exposure to Regulation S securities primarily through an investment in the Subsidiary. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

44      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended September 30, 2019, the effective advisory fees incurred by the Fund was 0.49%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $2,841,393 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y

45      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

and Class R6 shares to 0.83%, 1.59%, 0.59% and 0.49%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended September 30, 2019, the Adviser reimbursed fund expenses of $2 for Class R6.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended September 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended September 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including

46      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended September 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended September 30, 2019, IDI advised the Fund that IDI retained $12,492 in front-end sales commissions from the sale of Class A shares and $142 and $256 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $21,854 in front–end sales commissions from the sale of Class A shares and $1,571 from Class C shares for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of September 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity

47      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$887,392,163	$89	$887,392,252
U.S. Possessions	—	94,091,374	—	94,091,374
Corporate Bond and Note	—	—	0	0
Common Stock	—	—	9,207,000	9,207,000

Total Assets	$—	$981,483,537	$9,207,089	$990,690,626

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period October 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $1,568,464. For the period May 25, 2019 to September 30, 2019, the Fund did not engage in transactions with affiliates.

Note 5 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired

Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	3,298
Accumulated Liability as of September 30, 2019	57,951

48      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended September 30, 2019 was $147,736,314 and $181,983,375, respectively.

Note 8 - Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2019[1]		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	7,459,586	$86,731,891	4,400,572	$47,937,722
Dividends and/or distributions reinvested	1,717,541	19,862,074	1,855,128	20,360,184
Redeemed	(7,716,348)	(88,567,611)	(19,049,863)	(207,691,199)

Net increase (decrease)	1,460,779	$18,026,354	(12,794,163)	$(139,393,293)

49      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Year Ended September 30, 2019[1]		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class B
Sold	—	$—	68	$731
Dividends and/or distributions reinvested	—	—	457	4,961
Redeemed[2]	—	—	(51,639)	(563,955)

Net decrease	—	$—	(51,114)	$(558,263)

Class C
Sold	536,696	$6,207,340	814,924	$8,878,559
Dividends and/or distributions reinvested	131,975	1,518,598	168,780	1,852,048
Redeemed	(3,920,946)	(46,128,322)	(2,799,802)	(30,575,914)

Net decrease	(3,252,275)	$(38,402,384)	(1,816,098)	$(19,845,307)

Class Y
Sold	1,970,388	$22,705,210	2,440,080	$26,660,908
Dividends and/or distributions reinvested	149,614	1,733,754	150,998	1,659,222
Redeemed	(1,325,207)	(15,160,035)	(3,587,217)	(39,058,425)

Net increase (decrease)	794,795	$9,278,929	(996,139)	$(10,738,295)

Class R6[3]
Sold	849	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	849	$10,000	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. All outstanding Class B shares converted to Class A shares on June 1, 2018.

3. Commencement date after the close of business on May 24, 2019.

Note 9 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, a fund generally may not borrow money greater than 33 1⁄3 of the Fund’s total assets.

The Acquired Fund had entered into a Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enabled the Fund to participate with certain other Funds in a committed secured borrowing facility that permitted borrowing up to $2.5 billion, collectively, by certain Funds. This revolving credit agreement was secured by the assets of the Fund and terminated on May 24, 2019. In connection with this agreement, for the period October 1, 2018 to May 24, 2019, the Fund incurred fees of $691,768. The average daily balance borrowings under this agreement was $12,193,220 with a weighted average interest

50      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

rate of 2.52%.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period May 24, 2019 to September 30, 2019, the Fund incurred fees of $203,678. The average daily balance of borrowings under this agreement is $1,048,837 with a weighted average interest rate of 2.36%. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended September 30, 2019 were $77,812,000 and 2.24%, respectively.

Note 10 - Reverse Repurchase Agreements

Prior to the reorganization, the Acquired Fund engaged in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement.

The Acquired Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enabled it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permitted aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest was charged to the Acquired Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Acquired Fund was also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Acquired Fund retained the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions were considered secured borrowings for financial reporting purposes. The Acquired Fund also received the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Acquired Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Acquired Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility were valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds

51      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund had the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period. This Facility terminated on May 24, 2019.

52      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester AMT-Free New York Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester AMT-Free New York Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations and the statement of changes in net assets for the year ended September 30, 2019, including the related notes, and the financial highlights for each of the periods ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations and changes in its net assets for the year ended September 30, 2019 and the financial highlights for each of the periods ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Rochester AMT-Free New York Municipal Fund (formerly known as Oppenheimer Rochester AMT-Free New York Municipal Fund) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating

53      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

November 27, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

54      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

55      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 98.75% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

56      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

57      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

58      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds and closed-end funds in the Fund’s Lipper category advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual

59      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100%

60      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

61      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco. com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

62      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

SHAREHOLDER PROXY

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund was held on May 17, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Rochester® AMT-Free New York Municipal Fund into Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	32,891,864	1,648,794	9,133,743	0

63      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified.

Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

64      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)		Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

65      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

66      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

67      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

68      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

69      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

70      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

71      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

72      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

73      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

74      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

75      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

76      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

77      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

78      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

79      INVESCO OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

●	Request that we amend, rectify, delete or update the personal data we hold about you;

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●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROAFNYM-AR-1 11272019

Annual Report	9/30/2019

Invesco

Oppenheimer

Intermediate Term

Municipal Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Intermediate Term Municipal Fund. See Important Update on the following page for more information.

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays 5-Year Municipal Bond Index
1-Year	7.95%	5.28%	6.02%
5-Year	3.68	3.15	2.25
Since Inception (12/6/10)	3.95	3.65	2.72

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 2.50% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns for periods of less than one year are not annualized. Returns do

3          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 7.95% during the reporting period. In comparison, the Fund’s Class A shares outperformed the Bloomberg Barclays 5-Year Municipal Bond Index, the Fund’s benchmark (the “Index”), which returned 6.02%.

MARKET CONDITIONS AND YOUR FUND

The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018, and performance remained strong throughout this fiscal year. Investment grade municipal bonds returned 8.55% and high yield municipal bonds returned 10.02% during the fiscal year.1 Performance was particularly strong during the first nine months of 2019, with investment grade municipals returning 6.75% and high yield municipals returning 9.69%.1

The fiscal year was characterized by supportive technical conditions (supply and demand balances) as new issuance of municipal bonds totaled $362 billion — down 11% from the previous fiscal year.2 Flows into the municipal bond asset class were positive for the last 38 weeks of the fiscal year.3 A consistently positive flow pattern, coupled with continued limited supply, resulted in strong performance across the municipal bond market. Fund flows totaled $58.2 billion from October 2018 through September 2019.3

For the fiscal year, the high yield municipal bond market outperformed the investment grade bond segment, led by improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring, as well as strong performance of high yield general obligation securities.

Municipal bonds withstood considerable headwinds during the fiscal year, including interest rate movements that had the 10-year US Treasury yield breaching 2.00% in July 2019.4 Additionally, the US government shutdown, which occurred midway through the fiscal year and lasted 35 days, along with ongoing US-China trade negotiations and Brexit developments, created a challenging market environment. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018. Worsening market conditions exposed the municipal bond market to more sensitivity relating to a sell-off in US Treasuries in September. Despite these challenges, the municipal bond market performed positively for the fiscal year as technical conditions continued to provide tailwinds.

Concerns about future interest rate hikes led to an increased demand for US Treasuries and investment grade municipal bonds alike, and yields continued to fall as high yield securities rallied. The yield curve for 30-year, AAA-rated

5          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

municipal bonds continued to flatten as trade tensions between the US and China increased worries about inflationary pressures.

During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate two times in September and December 2018 before lowering it in July 2019.5 The two rate hikes, the eighth and ninth since December 2008, were anticipated and reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

However, the Fed’s dovish stance at the beginning of calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Despite favorable growth and labor trends, the Fed ultimately reversed course and lowered the federal funds rate in July and again in September, citing uncertainty about the global economic outlook. The US Treasury curve was inverted at fiscal year-end with the yield on the 2-year US Treasury note exceeding the 10-year note.4 Economist views were mixed as to whether this inversion, the first since December 2005, signaled a possible recession.

As anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in the valuations of below investment grade tobacco settlement bonds. Meanwhile, year-end demand for yield and coupon payments caused the asset class to end 2018 on a strong note. Investors affected by the Tax Cuts and Jobs Acts of 2017, which instituted a $10,000 cap on state and local tax deductions, poured a record $18.9 billion into municipal bond funds in the first eight weeks of calendar year 2019, the most recorded over that period in at least 13 years.3

At the close of the fiscal year, we believed municipal fundamentals remained strong and viewed the ongoing impact of the Tax Cut and Jobs Act as a potential market factor. As a result, we believe demand for municipal bond investments could remain strong as retail investors continue to seek tax-exempt income.

Over the fiscal year, security selection in many sectors – including hospital/healthcare, General Obligation (G.O.), highways/commuter facilities, and special tax, the Fund’s largest, second largest, and fourth largest sectors, respectively – significantly contributed to the Fund’s performance. Special Tax and municipal leases, among other sectors, were also strong contributors to the Fund’s performance. While none of the Fund’s sectors detracted from performance, the Fund’s holdings in some sectors – including correctional facilities and student loans

6          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

– were underperformers relative to the Index.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Thank you for investing in Invesco Oppenheimer Intermediate Term Municipal Fund and for sharing our long-term investment horizon.

1 Source: FactSet Research Systems Inc.

2 Source: The Bond Buyer

3 Source: Strategic Insight

4 Source: US Department of the Treasury

5 Source: US Federal Reserve.

7          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	9.9%
General Obligation	9.0
Special Tax	7.3
Highways/Commuter Facilities	6.9
Municipal Leases	6.4
Tax Increment Financing (TIF)	5.8
Tobacco Master Settlement Agreement	5.7
Adult Living Facilities	5.3
Government Appropriation	4.5
Electric Utilities	4.3

Holdings are subject to change and are not buy/sell recommendations. Percentages are as of September 30, 2019 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.5%	0.5%	2.0%
AA	34.1	0.0	34.1
A	31.1	1.7	32.8
BBB	14.9	6.4	21.3
BB or lower	5.6	4.2	9.8
Total	87.2%	12.8%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2019 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

For more current Fund holdings, please visit invesco.com.

8          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/19

	Inception Date	1-Year	5-Year	Since Inception
Class A (ORRWX)	12/6/10	7.95%	3.68%	3.95%
Class C (ORRCX)	12/6/10	7.14	2.85	3.12
Class Y (ORRYX)	12/6/10	8.20	3.91	4.17
Class R6* (IOITX)	5/24/19	8.03	3.69	3.96
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/19
	Inception Date	1-Year	5-Year	Since Inception
Class A (ORRWX)	12/6/10	5.28%	3.15%	3.65%
Class C (ORRCX)	12/6/10	6.14	2.85	3.12
Class Y (ORRYX)	12/6/10	8.20	3.91	4.17
Class R6* (IOITX)	5/24/19	8.03	3.69	3.96

*Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum

9          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

initial sales charge for Class A shares is 2.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, and Class Y shares of the predecessor fund were reorganized into Class A, Class C, and Class Y shares, respectively, of the Fund. Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays 5-Year Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds and the 4- to 6-year component of the Bloomberg Barclays Municipal Bond Index, itself a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

10          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During 6 Months Ended September 30, 2019[1,2]
Class A	$1,000.00	$1,039.90	$5.43
Class C	1,000.00	1,033.70	9.42
Class Y	1,000.00	1,038.80	4.30
Class R6	1,000.00	1,040.70	2.74

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.75	5.38
Class C	1,000.00	1,015.84	9.34
Class Y	1,000.00	1,020.86	4.26
Class R6	1,000.00	1,021.26	3.86

1. Actual expenses paid for Class A, C and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses paid for Class R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 129/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2019 for Classes A, C and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019 for Class R6 are as follows:

Class	Expense Ratios
Class A	1.06%
Class C	1.84
Class Y	0.84
Class R6	0.76

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS September 30, 2019

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—98.6%
Alabama—1.4%
$230,000	AL Health Care Authority for Baptist Health of Alabama	5.000%	11/15/2021	10/31/2019	A	$230,791
2,345,000	Birmingham-Jefferson, AL Civic Center Authority	5.000	07/01/2035	07/01/2028	A	2,817,447
10,000	Lee County, AL Public Building Authority (DHR Building)	4.375	09/01/2025	10/31/2019	A	10,025

						3,058,263

Arizona—4.5%
20,000	AZ Board of Regents COP (University of Arizona & Arizona State University BioMed)	4.500	06/01/2031	10/31/2019	A	20,046
1,000,000	Glendale, AZ Transportation Excise Tax	5.000	07/01/2029	07/01/2025	A	1,186,480
2,625,000	Maricopa County, AZ Pollution Control (Southern California Edison Co.)	5.000	06/01/2035	06/01/2020	A	2,681,779
725,000	Navajo Nation, AZ	5.500	12/01/2030	12/01/2025	A	827,587
250,000	Northern Arizona University	5.000	06/01/2032	06/01/2025	A	293,697
1,000,000	Pima County, AZ IDA (American Leadership Academy)	4.750	06/15/2037	06/15/2022	A	1,030,880
50,000	Pima County, AZ IDA (Excalibur Charter School)	5.000	09/01/2026	11/17/2023	B	52,962
460,000	Tempe, AZ IDA (Mirabella at ASU)	4.000	10/01/2023	10/01/2020	A	465,074
900,000	Tempe, AZ IDA (Mirabella at ASU)	5.500	10/01/2027	04/26/2026	B	1,023,417
2,000,000	Westpark, AZ Community Facilities District	5.000	07/15/2032	07/15/2026	A	2,214,020

						9,795,942

California—13.2%
175,000	Adelanto, CA Public Utility Authority	5.000	07/01/2027	07/01/2027		224,488
315,000	Adelanto, CA Public Utility Authority	5.000	07/01/2028	07/01/2027	A	402,091
300,000	Adelanto, CA Public Utility Authority	5.000	07/01/2029	07/01/2027	A	381,768
325,000	Adelanto, CA Public Utility Authority	5.000	07/01/2030	07/01/2027	A	411,921
310,000	Adelanto, CA Public Utility Authority	5.000	07/01/2031	07/01/2027	A	390,076
310,000	Adelanto, CA Public Utility Authority	5.000	07/01/2032	07/01/2027	A	387,559
100,000	Atwater, CA Wastewater	5.000	05/01/2033	05/01/2027	A	122,529
1,000,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2028	09/01/2023	A	1,114,780
2,250,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2042	10/31/2019	A	2,272,568

14          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$420,000	CA Educational Facilities Authority (Chapman University)	5.000%	04/01/2025	04/01/2021	A	$443,297
5,000	CA GO	6.000	08/01/2020	02/01/2020	A	5,079
500,000	CA Health Facilities Financing Authority (Children’s Hospital)	5.000	11/01/2024	11/01/2021	A	539,805
1,000,000	CA Municipal Finance Authority (Harbor Regional Center)	5.000	11/01/2032	11/01/2025	A	1,178,330
125,000	CA Public Works (California Community Colleges)	5.500	06/01/2022	10/31/2019	A	125,435
155,000	CA Statewide CDA (Bakersfield Reassessment District)	5.000	09/02/2022	08/09/2021	B	165,785
1,250,000	CA Statewide CDA (CHF-Irvine)	5.000	05/15/2032	05/15/2026	A	1,483,675
1,500,000	Chula Vista, CA Municipal Financing Authority	5.000	09/01/2026	09/01/2025	A	1,786,320
100,000	El Centro, CA Financing Authority (El Centro Redevel.)	6.625	11/01/2025	05/01/2021	A	107,995
500,000	El Dorado County, CA Special Tax Community Facilities District No. 9288	5.000	09/01/2024	09/01/2022	A	551,205
995,000	Indio, CA Community Facilities District Special Tax	5.000	09/01/2035	09/01/2025	A	1,124,718
500,000	Lancaster, CA Redevel. Agency	5.500	12/01/2028	12/01/2020	A	517,835
500,000	Lodi, CA Public Financing Authority	5.250	10/01/2026	04/01/2022	A	543,530
250,000	Madera, CA Irrigation Financing Authority	5.750	01/01/2026	01/01/2020	A	252,895
1,595,000	Modesto, CA Irrigation District Financing Authority (Electric System)	5.000	10/01/2028	10/01/2025	A	1,933,953
100,000	Monrovia, CA Redevel. Agency Tax Allocation (Central Redevel. Project Area No. 1)	6.500	05/01/2026	05/01/2021	A	108,404
500,000	Palomar, CA Health	5.000	11/01/2031	11/01/2026	A	585,625
495,000	Redwood City, CA Special Tax	5.000	09/01/2026	09/01/2022	A	535,946
500,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	542,085
250,000	Riverside County, CA Public Financing Authority	5.000	05/01/2025	05/01/2022	A	272,135
250,000	Riverside County, CA Public Financing Authority	5.000	05/01/2026	05/01/2022	A	271,738
1,375,000	Riverside County, CA Public Financing Authority	5.000	10/01/2029	10/01/2025	A	1,646,136
100,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	5.750	10/01/2020	10/01/2020		104,425
400,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Assessment District)	5.250	09/02/2026	03/02/2020	A	413,520
245,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2019	10/01/2019		245,000

15          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$350,000	San Bernardino, CA Joint Powers Financing Authority	5.750%	10/01/2020	10/01/2020		$364,525
520,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2024	09/01/2023	A	572,582
250,000	San Diego, CA Public Facilities Financing Authority	5.000	08/01/2028	08/01/2022	A	276,430
1,010,000	San Gorgonio, CA Memorial Health Care District	5.000	08/01/2025	08/01/2020	A	1,039,371
520,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2022	11/15/2022		572,744
500,000	South Gate, CA Utility Authority	5.250	10/01/2026	10/01/2022	A	558,800
2,080,000	South Tahoe, CA Joint Powers Financing Authority	5.000	10/01/2028	10/01/2025	A	2,456,459
60,000	Vernon, CA Electric System	5.125	08/01/2021	10/31/2019	A	60,220
100,000	Westlands, CA Water District	5.000	09/01/2026	09/01/2022	A	110,604
20,000	Westlands, CA Water District	5.000	09/01/2027	09/01/2022	A	22,097
80,000	Westlands, CA Water District	5.000	09/01/2027	09/01/2022	A	88,801
1,045,000	William S. Hart CA Union High School District	5.000	09/01/2032	03/01/2025	A	1,192,408

						28,507,692

Colorado—0.8%
360,000	BNC, CO Metropolitan District No. 1	5.000	12/01/2032	12/01/2027	A	435,701
525,000	Brighton Crossing, CO Metropolitan District No. 4	5.000	12/01/2037	12/01/2022	A	558,059
250,000	Interquest South, CO Business Improvement District	4.500	12/01/2030	11/03/2024	A	256,070
500,000	Plaza, CO Metropolitan District No. 1	5.000	12/01/2022	12/01/2022		539,680

						1,789,510

District of Columbia—0.1%
300,000	District of Columbia Student Dorm (Provident Group-Howard Properties)	5.000	10/01/2030	10/01/2022	A	312,960

Florida—5.5%
500,000	FL Capital Trust Agency (Sarasota-Manatee Jewish Hsg. Council)	5.000	07/01/2032	07/01/2022	A	542,045
510,000	FL Capital Trust Agency (Viera Charter School)	5.000	10/15/2037	10/15/2027	A	550,566
740,000	FL HFC (Homeowner Mtg.)	3.650	07/01/2041	11/01/2020	A	769,400
325,000	Halifax, FL Hospital Medical Center	5.000	06/01/2035	06/01/2025	A	372,720
600,000	Lake Helen, FL Educational Facilities (Ivy Hawn Charter School)	5.000	07/15/2028	08/09/2025	B	646,584

16          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$1,000,000	Lee County, FL IDA (VOA Lee County Health Care Facility)	5.375%	12/01/2032	12/01/2027	A	$1,066,200
1,000,000	Miami, FL Special Obligation	5.000	03/01/2030	03/01/2023	A	1,117,080
1,000,000	Miami-Dade County, FL Public Facilities (Jackson Health System)	5.000	06/01/2033	06/01/2025	A	1,164,600
1,900,000	Miami-Dade County, FL School Board	5.000	05/01/2032	05/01/2025	A	2,225,660
210,000	Mirabella, FL Community Devel. District	6.000	11/01/2026	02/22/2023	A	228,024
500,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2023	04/01/2022	A	537,545
1,500,000	Palm Beach County, FL HFA (ARLC/LVE/AT/ASCS/AMS Obligated Group)	5.000	11/15/2032	11/15/2026	A	1,767,405
175,000	Pinellas County, FL Sewer	5.000	10/01/2032	10/31/2019	A	175,537
120,000	South Lake County, FL Hospital District (South Lake Hospital)	6.000	04/01/2029	10/15/2019	A	120,200
500,000	Tampa, FL Health System (Baycare Health System)	5.000	11/15/2026	05/15/2022	A	546,405

						11,829,971

Georgia—1.9%
15,000	College Park, GA (Atlanta International Airport)	4.500	01/01/2031	10/31/2019	A	15,037
1,100,000	DeKalb, GA Private Hospital Authority (CHAF/EAS/EPG/CASvcs/CSS/CHA/ECHEU/SRCMC Obligated Group)	5.250	11/15/2039	11/15/2019	A	1,105,148
260,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)	5.125	03/15/2031	08/23/2025	B	260,000
40,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	10/31/2019	A	40,120
875,000	GA Municipal Electric Authority	5.000	01/01/2032	01/01/2025	A	996,853
1,000,000	Houston County, GA Healthcare System	5.000	10/01/2031	07/02/2023	A	1,105,920
500,000	Randolph County, GA GO	5.000	04/01/2030	04/01/2022	A	537,260

						4,060,338

Illinois—5.1%
1,000,000	Chicago, IL Board of Education	5.750	04/01/2035	04/01/2027	A	1,206,290
300,000	Chicago, IL Board of Education, Series 1992A	6.000	01/01/2020	01/01/2020		302,493
3,000,000	Chicago, IL O’Hare International Airport	5.000	01/01/2031	01/01/2025	A	3,491,250
500,000	Cook County, IL Community College District No. 508 (City Colleges Chicago)	5.250	12/01/2026	12/01/2023	A	548,580
350,000	Cook County, IL GO	5.250	11/15/2033	11/15/2020	A	362,919

17          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$175,000	Franklin Park, IL GO	6.250%	07/01/2030	07/01/2021	A	$188,634
1,000,000	IL Educational Facilities Authority (Robert Morris College)	5.800	06/01/2030	10/31/2019	A	1,003,280
2,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Expansion)	5.500	06/15/2029	12/11/2026	B	2,441,300
100,000	IL Sports Facilities Authority	5.000	06/15/2028	06/15/2028		119,150
30,000	Markham, IL GO	5.250	01/01/2023	10/31/2019	A	30,074
1,100,000	Stephenson County, IL School District No. 145 Freeport	5.000	02/01/2031	02/01/2028	A	1,354,221

						11,048,191

Indiana—0.4%
200,000	Michigan City, IN Multifamily Hsg. (Silver Birch Project)	4.500	01/01/2026	08/17/2023	B	201,972
710,000	Terre Haute, IN Multifamily Hsg. (Silver Birch of Terre Haute)	5.100	01/01/2032	05/29/2026	A	727,757

						929,729

Iowa—0.2%
125,000	IA Finance Authority Senior Hsg. (PHS Council Bluffs)	4.450	08/01/2028	08/01/2024	A	131,614
250,000	IA Tobacco Settlement Authority (TASC)	5.600 [1]	06/01/2034	10/31/2019	A	250,350

						381,964

Kentucky—0.8%
1,000,000	Fayette County, KY School District	5.000	08/01/2031	08/01/2025	A	1,181,450
100,000	KY EDFA (Ashland Hospital)	6.000	02/01/2033	10/31/2019	A	100,325
100,000	KY Property & Building Commission	5.000	05/01/2031	05/01/2028	A	123,621
100,000	KY Property & Building Commission	5.000	05/01/2032	05/01/2028	A	123,178
100,000	KY Property & Building Commission	5.000	05/01/2033	05/01/2028	A	122,869
100,000	KY Property & Building Commission	5.000	05/01/2034	05/01/2028	A	122,547

						1,773,990

Louisiana—3.6%
1,405,000	LA Public Facilities Authority (Nineteenth Judicial District Court Building)	5.000	06/01/2036	06/01/2025	A	1,630,292
2,545,000	LA Public Facilities Authority (Ochsner Clinic Foundation)	5.000	05/15/2034	05/15/2026	A	2,965,536
250,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)	5.000	07/01/2028	07/01/2027	A	295,017

18          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Louisiana (Continued)
$400,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)	5.000%	07/01/2029	07/01/2027	A	$470,288
500,000	LA Public Facilities Authority (Roman Catholic Church of the Archdiocese of New Orleans)	5.000	07/01/2030	07/01/2027	A	585,535
200,000	New Orleans, LA Aviation Board (Parking Facilities)	5.000	10/01/2032	10/01/2028	A	245,856
135,000	New Orleans, LA Aviation Board (Parking Facilities)	5.000	10/01/2033	10/01/2028	A	165,479
100,000	New Orleans, LA Aviation Board (Parking Facilities)	5.000	10/01/2034	10/01/2028	A	122,099
100,000	New Orleans, LA Aviation Board (Parking Facilities)	5.000	10/01/2034	10/01/2028	A	122,099
220,000	New Orleans, LA Aviation Board (Parking Facilities)	5.000	10/01/2036	10/01/2028	A	266,770
145,000	New Orleans, LA Aviation Board (Parking Facilities)	5.000	10/01/2037	10/01/2028	A	175,141
100,000	New Orleans, LA Aviation Board (Parking Facilities)	5.000	10/01/2038	10/01/2028	A	120,687
500,000	New Orleans, LA Sewage Service	5.000	06/01/2026	06/01/2024	A	573,220

						7,738,019

Maryland—2.4%
2,500,000	Baltimore, MD Water	5.000	07/01/2033	01/01/2027	A	3,033,450
2,000,000	Gaithersburg, MD Economic Devel. (Asbury Maryland)	5.000	01/01/2033	01/01/2024	A	2,276,880

						5,310,330

Massachusetts—0.5%
130,000	MA Devel. Finance Agency (Partners Healthcare System)	5.000	07/01/2031	07/01/2021	A	138,350
120,000	MA Devel. Finance Agency (Partners Healthcare System)	5.000	07/01/2031	07/01/2021	A	127,271
700,000	MA H&EFA (Milford Regional Medical Center)	5.000	07/15/2027	10/31/2019	A	706,979
200,000	MA H&EFA (Milford Regional Medical Center)	5.000	07/15/2032	10/31/2019	A	201,990

						1,174,590

Michigan—2.7%
50,000	Charyl Stockwell Academy, MI Public School Academy[2]	4.875	10/01/2023	11/04/2021	B	51,119
100,000	Grand Rapids, MI Building Authority	5.000	10/01/2028	10/31/2019	A	100,308
1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2026	07/01/2024	A	1,148,870
1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2027	07/01/2024	A	1,156,750

19          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Michigan (Continued)
$750,000	MI Finance Authority (Detroit Water & Sewer)	5.000%	07/01/2029	07/01/2025	A	$885,337
245,000	MI Finance Authority (Sparrow Health)	5.000	11/15/2032	05/15/2025	A	284,962
1,805,000	Romulus, MI Tax Increment Financing Authority	5.000	11/01/2026	05/07/2026	B	2,165,170

						5,792,516

Minnesota—2.2%
400,000	Dakota County, MN Community Devel. Agency (Sanctuary at West St. Paul)	5.750	08/01/2030	11/12/2023	A	412,528
320,000	Duluth, MN Hsg. & Redevel. Authority (Public Schools Academy)	4.250	11/01/2028	09/15/2026	A	349,875
205,000	Duluth, MN Hsg. & Redevel. Authority (Public Schools Academy)	5.000	11/01/2033	11/01/2026	A	229,676
370,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)	5.250	11/15/2029	11/15/2019	A	371,776
2,320,000	St. Paul, MN Hsg. & Redevel. Authority (Legends Berry Senior Apartments)	3.750 [3]	09/01/2021	03/01/2020	A	2,325,893
1,040,000	St. Paul, MN Hsg. & Redevel. Authority (Millberry Apartments)	3.750 [3]	03/01/2021	10/19/2019	A	1,040,291

						4,730,039

Mississippi—0.3%
545,000	Ridgeland, MS Tax Increment (Colony Park)	5.875	04/01/2026	04/01/2021	A	570,593

Missouri—1.0%
125,000	Arnold Retail Corridor Transportation Development District[2]	3.000	11/01/2028	11/01/2024	A	125,409
15,000	Kansas City, MO IDA (Sales Tax)	4.250	04/01/2026	07/30/2023	B	15,684
5,000	MO Environmental Improvement & Energy Resources Authority	5.000	01/01/2020	10/31/2019	A	5,016
65,000	MO Environmental Improvement & Energy Resources Authority	5.125	01/01/2020	10/31/2019	A	65,214
805,000	Saint Charles County, MO IDA (Suemandy/Mid-Rivers Community Improvement District)	4.000	10/01/2028	10/01/2025	A	817,445
1,000,000	St. Louis, MO Municipal Finance Corp.	5.000	07/15/2030	07/15/2024	A	1,153,810

						2,182,578

20          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Nevada—0.0%
$50,000	Las Vegas, NV Special Improvement District No. 607	5.000%	06/01/2024	06/01/2024		$54,797

New Hampshire—0.1%
250,000	NH H&EFA (Hillside Village)	3.500	07/01/2022	10/01/2019	A	250,305

New Jersey—8.0%
250,000	Atlantic City, NJ GO	5.000	03/01/2032	03/01/2027	A	299,075
15,000	Burlington County, NJ Bridge Commission	4.500	10/15/2022	10/31/2019	A	15,041
1,000,000	Casino Reinvestment Devel. Authority of NJ (Luxury Tax)	5.000	11/01/2027	11/01/2024	A	1,130,030
1,000,000	NJ EDA	5.000	06/15/2022	06/15/2022		1,083,750
2,000,000	NJ EDA	5.000	06/15/2025	06/15/2025		2,310,000
120,000	NJ EDA (Newark Downtown District Management Corp.)	5.125	06/15/2037	04/23/2030	B	144,248
250,000	NJ EDA (Provident Group-Rowan Properties)	5.000	01/01/2030	01/01/2025	A	276,913
305,000	NJ EDA (School Facilities Construction)	5.000	03/01/2026	03/01/2023	A	334,057
1,000,000	NJ Educational Facilities Authority (Higher Education)	5.000	06/15/2026	06/15/2024	A	1,128,260
395,000	NJ Educational Facilities Authority (Rider University)	5.000	07/01/2032	07/01/2027	A	459,950
415,000	NJ Educational Facilities Authority (Rider University)	5.000	07/01/2033	07/01/2027	A	481,906
1,000,000	NJ Educational Facilities Authority (Rider University)	5.000	07/01/2035	07/01/2027	A	1,155,310
50,000	NJ Higher Education Student Assistance Authority (Student Loans)	5.000	12/01/2025	12/01/2019	A	50,294
2,755,000	NJ Tobacco Settlement Financing Corp.	3.200	06/01/2027	02/19/2022	B	2,817,786
900,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2031	06/01/2028	A	1,095,687
335,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2032	06/01/2028	A	405,675
2,000,000	NJ Transportation Trust Fund Authority	5.000	06/15/2023	06/15/2023		2,229,780
250,000	NJ Transportation Trust Fund Authority	5.000	06/15/2027	06/15/2021	A	264,005
710,000	NJ Transportation Trust Fund Authority	5.250	06/15/2030	06/15/2023	A	785,260
250,000	NJ Transportation Trust Fund Authority	5.250	06/15/2032	12/15/2024	A	284,555
500,000	South Jersey, NJ Transportation Authority	5.000	11/01/2028	11/01/2024	A	573,500

						17,325,082

21          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New Mexico—0.3%
$625,000	Farmington, NM Hospital (San Juan Regional Medical Center)	5.000%	06/01/2023	10/31/2019	A	$626,969

New York—7.8%
500,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.000	10/01/2038	10/01/2028	A	550,565
1,000,000	L.I., NY Power Authority	5.000	09/01/2029	09/01/2028	A	1,274,720
500,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.250 [1]	06/01/2026	12/01/2019	A	499,975
350,000	New Rochelle, NY Corp. Devel. (Iona College)	5.000	07/01/2035	07/01/2025	A	397,583
280,000	NY Counties Tobacco Trust VI (TASC)	5.000	06/01/2027	06/01/2026	A	324,148
270,000	NY Counties Tobacco Trust VI (TASC)	5.000	06/01/2030	06/01/2026	A	306,601
250,000	NY Counties Tobacco Trust VI (TASC)	5.000	06/01/2031	06/01/2026	A	282,170
1,875,000	NY MTA, Series C-1	5.000	11/15/2031	11/15/2025	A	2,224,612
2,500,000	NY MTA, Series C-1	5.250	11/15/2031	11/15/2025	A	3,007,075
1,000,000	NYC GO	5.000	08/01/2029	02/01/2025	A	1,183,960
2,250,000	NYC IDA (Yankee Stadium)	7.000	03/01/2049	10/31/2019	A	2,261,835
300,000	NYS DA (Orange Regional Medical Center)	5.000	12/01/2024	12/01/2024		344,814
35,000	NYS DA (Ozanam Hall of Queens Nursing Home)	5.000	11/01/2026	11/01/2019	A	35,081
2,055,000	NYS DA (State Personal Income Tax Authority)	5.000	02/15/2032	02/15/2025	A	2,411,686
500,000	Otsego County, NY Capital Resource Corp. (Hartwick College)	5.000	10/01/2030	10/01/2025	A	539,135
1,230,000	Port Authority NY/NJ (JFK International Air Terminal)	6.500	12/01/2028	10/31/2019	A	1,288,376

						16,932,336

Ohio—1.9%
3,330,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875	06/01/2030	10/15/2019	A	3,337,958
380,000	OH Higher Educational Facility Commission (Hiram College)	6.000	10/01/2021	10/21/2019	A	380,688
350,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)	5.500	12/01/2029	12/01/2024	A	398,832

						4,117,478

Oklahoma—0.6%
1,000,000	OK Devel. Finance Authority (OU Medicine)	5.000	08/15/2033	08/15/2028	A	1,204,400

22          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Oregon—0.4%
$250,000	Forest Grove, OR Revenue (Pacific University)	5.000%	05/01/2036	05/01/2025	A	$279,478
295,000	Multnomah County, OR Hospital Facilities Authority (Terwilliger Plaza)	5.000	12/01/2025	12/01/2025		343,321
250,000	Multnomah County, OR Hospital Facilities Authority (Terwilliger Plaza)	5.000	12/01/2030	12/01/2026	A	291,515

						914,314

Pennsylvania—13.2%
1,000,000	Chester County, PA H&EFA (SSS / SRC / SMSvcs / TCS / JP / SM / SHouse Obligated Group)	5.000	12/01/2030	12/01/2025	A	1,094,070
385,000	Coatesville, PA Area School District	5.000	12/01/2025	06/01/2023	A	428,367
335,000	Coatesville, PA Area School District	5.000	12/01/2026	06/01/2023	A	372,416
360,000	Coatesville, PA Area School District	5.000	12/01/2027	06/01/2023	A	399,614
460,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000	07/01/2025	01/12/2023	B	498,534
845,000	Erie County, PA Hospital Authority (St. Vincent’s Health)	7.000	07/01/2027	07/01/2020	A	880,161
1,500,000	Lancaster County, PA Hospital Authority (Masonic Villages of Grand Lodge of Pennyslvania)	5.000	11/01/2029	05/01/2025	A	1,721,145
500,000	Luzerne County, PA GO	5.000	11/15/2029	11/15/2025	A	589,380
190,000	Luzerne County, PA GO	6.750	11/01/2023	11/01/2019	A	190,773
1,190,000	Luzerne County, PA GO	7.000	11/01/2026	11/01/2019	A	1,195,081
2,000,000	PA Commonwealth Financing Authority	5.000	06/01/2033	06/01/2028	A	2,457,440
1,500,000	PA GO	5.000	03/15/2031	03/15/2025	A	1,758,930
3,000,000	PA State Public School Building Authority (Philadelphia School District)	5.000	06/01/2030	12/01/2026	A	3,609,690
1,055,000	PA Turnpike Commission	5.000	12/01/2028	06/01/2025	A	1,247,770
3,000,000	PA Turnpike Commission	5.000	12/01/2034	12/01/2027	A	3,650,280
1,000,000	PA Turnpike Commission	5.000	12/01/2041	12/01/2025	A	1,146,750
250,000	PA Turnpike Commission	5.250	12/01/2034	12/01/2025	A	295,350
1,000,000	Philadelphia, PA Authority for Industrial Devel. (City Service Agreement)	5.000	12/01/2035	06/01/2027	A	1,189,910
1,310,000	Philadelphia, PA Authority for Industrial Devel. (City Service Agreement)	5.000	12/01/2037	06/01/2027	A	1,545,001

23          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Pennsylvania (Continued)
$1,000,000	Philadelphia, PA Authority for Industrial Devel. (La Salle University)	5.000%	05/01/2034	11/01/2027	A	$1,149,290
40,000	Philadelphia, PA Hsg. Authority	5.500	12/01/2019	10/31/2019	A	40,144
745,000	Philadelphia, PA School District	5.000	09/01/2025	09/01/2025		882,587
510,000	Philadelphia, PA School District	5.000	09/01/2032	09/01/2028	A	626,112
30,000	Reading, PA School District	5.000	03/01/2035	03/01/2027	A	35,838
25,000	Reading, PA School District	5.000	03/01/2036	03/01/2027	A	29,796
110,000	Scranton, PA School District	5.000	12/01/2032	12/01/2027	A	133,222
90,000	Scranton, PA School District	5.000	12/01/2033	12/01/2027	A	108,995
225,000	Washington County, PA Redevel. Authority	5.000	07/01/2028	02/22/2026	A	240,482
500,000	West Shore, PA Area Authority (ML/MFS/MLCSS/Mhome/CAHA Obligated Group)	5.000	07/01/2030	07/01/2025	A	547,155
500,000	Wilkes-Barre, PA Area School District	5.000	08/01/2028	02/01/2027	A	606,060

						28,670,343

Rhode Island—0.3%
500,000	Providence, RI Public Building Authority, Series A	5.875	06/15/2026	06/15/2021	A	534,705
35,000	RI Clean Water Protection Finance Agency	5.125	10/01/2019	10/01/2019		35,000

						569,705

South Carolina—1.3%
500,000	Greenville, SC Hospital System	5.000	05/01/2024	05/01/2022	A	544,535
2,000,000	Piedmont, SC Municipal Power Agency	5.000	01/01/2030	01/01/2025	A	2,316,840

						2,861,375

South Dakota—0.3%
550,000	SD Educational Enhancement Funding Corp. Tobacco Settlement	5.000	06/01/2026	06/01/2023	A	608,438

Tennessee—1.5%
1,305,000	Chattanooga-Hamilton County, TN Hospital Authority	5.000	10/01/2039	10/01/2024	A	1,453,652
500,000	Knox County, TN HE&HFB (Covenant Health)	5.000	01/01/2025	01/01/2023	A	554,015
815,000	Nashville, TN Metropolitan Development & Hsg. Agency (Fifth & Broadway Devel. District)	4.500	06/01/2028	12/12/2025	B	885,555
300,000	TN Energy Acquisition Gas Corp.	5.250	09/01/2020	09/01/2020		309,417

						3,202,639

24          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas—9.5%
$1,500,000	Arlington, TX Higher Education Finance Corp. (Harmony Public Schools)	5.000%	02/15/2032	02/15/2025	A	$1,745,250
125,000	Arlington, TX Higher Education Finance Corp. (UMEP)	4.550	08/15/2028	12/08/2025	A	133,159
115,000	Arlington, TX Higher Education Finance Corp. (UMEP)	5.000	08/15/2038	08/15/2027	A	121,976
1,000,000	Dallas County, TX Flood Control District	5.000	04/01/2028	04/01/2023	A	1,071,860
125,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2025	11/01/2020	A	129,989
125,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2026	11/01/2020	A	129,948
2,000,000	Grand Parkway, TX Transportation Corp.	5.000	10/01/2038	04/01/2028	A	2,453,280
1,000,000	Harris County-Houston, TX Sports Authority	5.000	11/15/2030	11/15/2024	A	1,153,960
250,000	Houston, TX Higher Education Finance Corp. (Kipp)	5.000	08/15/2029	08/15/2025	A	295,930
20,000	Huntsville, TX GO COP	5.000	08/15/2023	10/31/2019	A	20,063
350,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living-Langford Project)	5.000	11/15/2026	03/20/2025	B	375,361
670,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University - Collegiate Hsg. Corpus Christi II)	5.000	04/01/2031	04/01/2026	A	708,786
225,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	3.875	11/15/2022	10/31/2019	A	225,146
1,000,000	Temple, TX Tax Increment	5.000	08/01/2038	08/01/2025	A	1,098,270
500,000	TX Municipal Gas Acquisition & Supply Corp.	5.000	12/15/2026	12/15/2022	A	548,825
3,650,000	TX Municipal Gas Acquisition & Supply Corp.	6.250	12/15/2026	12/10/2023	B	4,259,769
2,000,000	TX SA Energy Acquisition Public Facility Corp. (Gas Supply)	5.500	08/01/2025	08/01/2025		2,375,780
1,005,000	Viridian, TX Municipal Management District	6.000	12/01/2029	12/01/2024	A	1,222,472
665,000	Viridian, TX Municipal Management District	6.000	12/01/2029	12/01/2024	A	808,899
500,000	Viridian, TX Municipal Management District	6.000	12/01/2030	12/01/2024	A	608,750
920,000	Viridian, TX Municipal Management District	6.000	12/01/2030	12/01/2024	A	1,120,100

						20,607,573

25          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Utah—0.6%
$1,000,000	Salt Lake City, UT Airport	5.000%	07/01/2038	07/01/2028	A	$1,234,290

Vermont—1.0%
1,000,000	Burlington, VT Airport, Series A	5.000	07/01/2030	07/01/2024	A	1,130,810
250,000	Burlington, VT GO	5.000	11/01/2021	11/01/2021		267,440
250,000	Burlington, VT GO	5.000	11/01/2027	11/01/2022	A	275,487
500,000	VT Educational & Health Buildings Financing Agency (Middlebury College)	5.000	11/01/2028	11/01/2022	A	553,255

						2,226,992

Virginia—0.8%
1,000,000	Farmville, VA IDA (Longwood Hsg. Foundation)	5.000	01/01/2038	01/01/2029	A	1,154,880
575,000	VA Resources Authority, Series A	5.000	11/01/2029	11/01/2019	A	576,714

						1,731,594

Washington—0.8%
20,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	10/31/2019	A	20,020
500,000	WA Health Care Facilities Authority (Central Washington Health Services Association)	5.000	07/01/2030	07/01/2025	A	577,165
500,000	WA Hsg. Finance Commission (Heron’s Key)	6.000	07/01/2025	08/13/2023	B	542,840
465,000	WA Hsg. Finance Commission (Lutheran Retirement Home of Greater Seattle)	3.125	07/01/2023	10/31/2019	A	465,205
100,000	WA Kalispel Tribe Indians Priority District	5.000	01/01/2032	09/09/2027	A	112,182
100,000	WA Kalispel Tribe Indians Priority District	5.000	01/01/2032	09/16/2027	A	112,182

						1,829,594

Wisconsin—3.6%
2,000,000	WI H&EFA (Ascension Health Credit Group)	4.000	11/15/2036	05/15/2026	A	2,206,360
500,000	WI H&EFA (Marshfield Clinic)	5.000	02/15/2028	02/15/2022	A	534,185
2,000,000	WI Public Finance Authority (City of Boynton Beach Florida)	5.000	07/01/2035	07/01/2028	A	2,436,400
390,000	WI Public Finance Authority (Community School of Davidson)	5.000	10/01/2033	12/02/2027	A	426,313
1,000,000	WI Public Finance Authority Educational Facility (Wingate University)	5.250	10/01/2038	10/01/2028	A	1,173,960

26          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Wisconsin (Continued)
$800,000	WI Public Finance Authority Student Hsg. (Appalachian State University)	5.000%	07/01/2034	07/01/2028	A	$965,312

						7,742,530

Total Investments, at Value (Cost $201,418,309)—98.6%						213,697,969
Net Other Assets (Liabilities)—1.4						3,072,993

Net Assets—100.0%						$216,770,962

Footnotes to Schedule of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

1. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

3. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

To simplify the listings of securities, abbreviations are used per the table below:

AMS	ACTS Management Services, Inc.

ARLC	ACTS Retirement-Life Communities, Inc.

ASCS	ACTS Signature Community Services, Inc.

ASU	Arizona State University

AT	Azalea Trace, Inc.

CAHA	Capital Area Health Associates

CDA	Communities Devel. Authority

CASvcs	Children’s Anesthesia Services

CHA	Children’s Healthcare of Atlanta

CHAF	Children’s Healthcare of Atlanta Foundation

CHF	City Hospital Foundation

COP	Certificates of Participation

CSS	Children’s Sedation Services

DA	Dormitory Authority

DHR	Department of Human Resources

EAS	Egleston Affiliated Services

ECHEU	Egleston Children’s Hospital at Emory University

EDA	Economic Devel. Authority

EDFA	Economic Devel. Finance Authority

EPG	Egleston Pediatric Group

GO	General Obligation

H&EFA	Health and Educational Facilities Authority

HE&HFB	Higher Educational and Housing Facility Board

HFA	Housing Finance Agency

HFC	Housing Finance Corp.

27          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

IDA	Industrial Devel. Agency

JFK	John Fitzgerald Kennedy

JP	Jenner’s Pond

L.I.	Long Island

LVE	Lanier Village Estates, Inc.

MFS	Messiah Family Services

Mhome	Messiah Home

ML	Messiah Lifeways

MLCSS	Messiah Lifeways Community Support Services

MRC	Methodist Retirement Communities

MTA	Metropolitan Transportation Authority

NY/NJ	New York/New Jersey

NYC	New York City

NYS	New York State

OU	Oklahoma University

PHS	Pinnacle Health System

SHouse	Simpson House

SM	Simpson Meadows

SMSvcs	Simpson Management Services

SRC	Simpson Retirement Communities

SRCMC	Scottish Rite Children’s Medical Center

SSS	Simpson Senior Services

TASC	Tobacco Settlement Asset-Backed Bonds

TCS	Third Century Services

UMEP	UME Preparatory Academy

VOA	Volunteers of America

See accompanying Notes to Financial Statements.

28          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2019

Assets
Investments, at value (cost $201,418,309)—see accompanying schedule of investments	$213,697,969
Cash	456,890
Receivables and other assets:
Interest	2,928,919
Shares of beneficial interest sold	100,979
Investments sold	15,000
Other	44,561

Total assets	217,244,318

Liabilities
Payables and other liabilities:
Investments purchased	125,000
Dividends	95,233
Shares of beneficial interest redeemed	77,162
Distribution and service plan fees	49,003
Transfer and shareholder servicing agent fees	40,420
Shareholder communications	29,000
Trustees’ compensation	4,238
Advisory fees	3,514
Administration fees	29
Other	49,757

Total liabilities	473,356
Net Assets	$216,770,962

Composition of Net Assets
Shares of beneficial interest	$207,208,334
Total distributable earnings	9,562,628

Net Assets	$216,770,962

29          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $136,700,581 and 29,925,061 shares of beneficial interest outstanding)	$4.57
Maximum offering price per share (net asset value plus sales charge of 2.50% of offering price)	$4.69

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,705,919 and 5,416,937 shares of beneficial interest outstanding)	$4.56

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $55,354,317 and 12,113,598 shares of beneficial interest outstanding)	$4.57

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,145 and 2,222 shares of beneficial interest outstanding)	$4.57

See accompanying Notes to Financial Statements.

30          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Year Ended September 30, 2019

Investment Income
Interest	$7,763,401
Expenses
Advisory fees	1,254,396
Administration fees	10,499
Distribution and service plan fees:
Class A	318,529
Class C	325,866
Transfer and shareholder servicing agent fees:
Class A	115,645
Class C	30,088
Class Y	46,795
Class R6	1
Shareholder communications:
Class A	22,607
Class C	6,650
Class Y	9,347
Class R6	1
Borrowing fees	175,705
Interest expense on borrowings	97,869
Trustees’ compensation	7,466
Custodian fees and expenses	1,731
Other	62,808

Total expenses	2,486,003
Less waivers and reimbursement of expenses	(59,615)

Net expenses	2,426,388

Net Investment Income	5,337,013
Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions (includes net loss from securities sold to affiliates of $71,494)	(137,529)
Net change in unrealized appreciation/(depreciation) on investment transactions	10,949,152
Net Increase in Net Assets Resulting from Operations	$16,148,636

See accompanying Notes to Financial Statements.

31          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Operations
Net investment income	$5,337,013	$5,421,166
Net realized gain (loss)	(137,529)	(1,019,264)
Net change in unrealized appreciation/(depreciation)	10,949,152	(4,349,344)

Net increase in net assets resulting from operations	16,148,636	52,558

Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(3,189,137)	(3,017,421)
Class C	(562,318)	(599,683)
Class Y	(1,406,805)	(1,481,102)
Class R6	(99)	—

Total distributions from distributable earnings	(5,158,359)	(5,098,206)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	5,303,066	3,795,674
Class C	(13,465,631)	207,371
Class Y	3,360,330	(8,596,200)
Class R6	10,000	—

Total beneficial interest transactions	(4,792,235)	(4,593,155)

Net Assets
Total increase (decrease)	6,198,042	(9,638,803)
Beginning of period	210,572,920	220,211,723

End of period	$216,770,962	$210,572,920

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended September 30, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements.

32          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	September	September	September	September	September
	30, 2019	30, 2018	30, 2017	30, 2016	30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$4.34	$4.43	$4.50	$4.29	$4.28
Income (loss) from investment operations:
Net investment income[2]	0.11	0.11	0.10	0.09	0.10
Net realized and unrealized gain (loss)	0.23	(0.10)	(0.08)	0.21	0.02

Total from investment operations	0.34	0.01	0.02	0.30	0.12
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.10)	(0.09)	(0.09)	(0.11)
Net asset value, end of period	$4.57	$4.34	$4.43	$4.50	$4.29

Total Return, at Net Asset Value[3]	7.95%	0.22%	0.44%	7.10%	2.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136,701	$124,789	$123,839	$166,994	$93,966
Average net assets (in thousands)	$127,675	$133,054	$135,493	$135,238	$55,240
Ratios to average net assets:[4]
Net investment income	2.58%	2.41%	2.36%	2.00%	2.42%
Expenses excluding specific expenses listed below	0.99%	0.98%	0.99%	0.99%	1.03%
Interest and fees from borrowings	0.13%	0.12%	0.10%	0.07%	0.15%

Total expenses	1.12%	1.10%	1.09%	1.06%	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.08%	1.07%	1.05%	1.02%	1.09%
Portfolio turnover rate[5]	7%	45%	25%	24%	56%

1. On August 21, 2015, the Fund effected a 3 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

33          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	September	September	September	September	September
	30, 2019	30, 2018	30, 2017	30, 2016	30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$4.33	$4.42	$4.49	$4.29	$4.28
Income (loss) from investment operations:
Net investment income[2]	0.08	0.07	0.07	0.05	0.07
Net realized and unrealized gain (loss)	0.23	(0.10)	(0.09)	0.21	0.02

Total from investment operations	0.31	(0.03)	(0.02)	0.26	0.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.06)	(0.05)	(0.06)	(0.08)
Net asset value, end of period	$4.56	$4.33	$4.42	$4.49	$4.29

Total Return, at Net Asset Value[3]	7.14%	(0.56)%	(0.34)%	6.04%	2.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,706	$36,446	$37,126	$48,103	$25,703
Average net assets (in thousands)	$32,550	$40,207	$39,435	$38,334	$16,536
Ratios to average net assets:[4]
Net investment income	1.80%	1.63%	1.57%	1.22%	1.66%
Expenses excluding specific expenses listed below	1.74%	1.73%	1.75%	1.74%	1.79%
Interest and fees from borrowings	0.13%	0.12%	0.10%	0.07%	0.15%

Total expenses	1.87%	1.85%	1.85%	1.81%	1.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	1.85%[5]	1.83%	1.80%	1.87%
Portfolio turnover rate[6]	7%	45%	25%	24%	56%

1. On August 21, 2015, the Fund effected a 3 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Waiver was less than 0.005%.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

34          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class Y	September	September	September	September	September
	30, 2019	30, 2018	30, 2017	30, 2016	30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$4.34	$4.43	$4.50	$4.30	$4.28
Income (loss) from investment operations:
Net investment income[2]	0.12	0.12	0.11	0.10	0.12
Net realized and unrealized gain (loss)	0.23	(0.10)	(0.08)	0.20	0.02

Total from investment operations	0.35	0.02	0.03	0.30	0.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.11)	(0.10)	(0.10)	(0.12)
Net asset value, end of period	$4.57	$4.34	$4.43	$4.50	$4.30

Total Return, at Net Asset Value[3]	8.20%	0.44%	0.66%	7.08%	3.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,354	$49,338	$59,247	$54,109	$20,589
Average net assets (in thousands)	$51,596	$59,658	$51,840	$35,292	$9,772
Ratios to average net assets:[4]
Net investment income	2.80%	2.63%	2.60%	2.19%	2.69%
Expenses excluding specific expenses listed below	0.74%	0.73%	0.75%	0.74%	0.80%
Interest and fees from borrowings	0.13%	0.12%	0.10%	0.07%	0.15%

Total expenses	0.87%	0.85%	0.85%	0.81%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.85%[5]	0.83%	0.80%	0.87%
Portfolio turnover rate[6]	7%	45%	25%	24%	56%

1. On August 21, 2015, the Fund effected a 3 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Waiver was less than 0.005%.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

35          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Period
Ended
September 30,
Class R6	2019[1]
Per Share Operating Data
Net asset value, beginning of period	$4.50
Income (loss) from investment operations:
Net investment income[2]	0.05
Net realized and unrealized gain	0.06

Total from investment operations	0.11
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)
Net asset value, end of period	$4.57

Total Return, at Net Asset Value[3]	2.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	2.90%
Expenses excluding specific expenses listed below	0.69%
Interest and fees from borrowings	0.13%

Total expenses	0.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%
Portfolio turnover rate[5]	7%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

36          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Intermediate Term Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Intermediate Term Municipal Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became

37          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment

38          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$1,361,347	$—	$3,985,195	$12,285,791

39          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. At period end, the Fund had $3,985,195 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2019	Year Ended September 30, 2018

Distributions paid from:
Exempt-interest dividends	$ 5,158,359	$ 5,091,044
Ordinary income	—	7,162

Total	$ 5,158,359	$ 5,098,206

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$201,412,178

Gross unrealized appreciation	$12,323,143
Gross unrealized depreciation	(37,352)

Net unrealized appreciation	$12,285,791

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a

40          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

J.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

41          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Fee Schedule*

First to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended September 30, 2019, the effective advisory fees incurred by the Fund was 0.59%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $812,287 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.95%, 1.73%, 0.73%, and 0.63%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

42          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

For the year ended September 30, 2019, the Adviser reimbursed fund expenses of $50,032, $4,242, $5,339, and $2 for Class A, Class C, Class Y, and Class R6, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, and Class Y shares to 0.95%, 1.73% and 0.73%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended September 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended September 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended September 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted

43          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

from redemption proceeds prior to remittance to the shareholder. During the year ended September 30, 2019, IDI advised the Fund that IDI retained $2,607 in front-end sales commissions from the sale of Class A shares and $188 and $127 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $7,853 in front–end sales commissions from the sale of Class A shares and $68 and $22 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of September 30, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

44          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period October 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities sales of $1,909,037, which resulted in net realized losses of $71,494. For the period May 25, 2019 to September 30, 2019, the Fund did not engage in transactions with affiliates.

Note 5 - Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

45          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended September 30, 2019 was $14,492,864 and $24,143,947, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Note 8 - Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2019[1]		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	6,249,730	$27,905,762	8,746,996	$38,586,519
Dividends and/or distributions reinvested	689,650	3,070,231	663,911	2,906,723
Redeemed	(5,795,913)	(25,672,927)	(8,590,172)	(37,697,568)

Net increase (decrease)	1,143,467	$5,303,066	820,735	$3,795,674

Class C
Sold	861,226	$3,800,470	2,794,760	$12,331,656
Dividends and/or distributions reinvested	121,714	539,413	130,582	571,039
Redeemed	(3,984,185)	(17,805,514)	(2,901,908)	(12,695,324)

Net increase (decrease)	(3,001,245)	$(13,465,631)	23,434	$207,371

Class Y
Sold	3,581,587	$15,895,659	5,402,879	$23,826,189
Dividends and/or distributions reinvested	312,745	1,392,695	335,326	1,469,872
Redeemed	(3,154,854)	(13,928,024)	(7,734,688)	(33,892,261)

Net increase (decrease)	739,478	$3,360,330	(1,996,483)	$(8,596,200)

Class R6[2]
Sold	2,222	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase (decrease)	2,222	$10,000	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 55% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. Commencement date after the close of business on May 24, 2019.

46          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Note 9 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, a fund generally may not borrow money greater than 33 1/3 of the Fund’s total assets.

The Acquired Fund had entered into a Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enabled the Fund to participate with certain other Funds in a committed secured borrowing facility that permitted borrowing up to $2.5 billion, collectively, by certain Funds. This revolving credit agreement was secured by the assets of the Fund and terminated on May 24, 2019. In connection with this agreement, for the period October 1, 2018 to May 24, 2019, the Fund incurred fees of $169,975. The average daily balance borrowings under this agreement was $4,633,898 with a weighted average interest rate of 2.50%.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period May 24, 2019 to September 30, 2019, the Fund incurred fees of $69,564. The average daily balance of borrowings under this agreement is $2,541,085 with a weighted average interest rate of 2.40%. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

Note 10 - Reverse Repurchase Agreements

Prior to the reorganization, the Acquired Fund engaged in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement.

The Acquired Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enabled it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permitted aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest was charged to the Acquired Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Acquired Fund was also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Acquired Fund retained the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions were considered secured borrowings for financial reporting purposes. The Acquired Fund also received the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and

47          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

interest related to the Acquired Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Acquired Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility were valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund had the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period. This Facility terminated on May 24, 2019.

48          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Intermediate Term Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Intermediate Term Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations and the statement of changes in net assets for the year ended September 30, 2019, including the related notes, and the financial highlights for each of the periods ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations and changes in its net assets for the year ended September 30, 2019 and the financial highlights for each of the periods ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Intermediate Term Municipal Fund (formerly known as Oppenheimer Intermediate Term Municipal Fund) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

November 27, 2019

49          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

50          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

51          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

    None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 100% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

52          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Intermediate Term Municipal Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub- Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

  The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

53          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

54          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds in the Fund’s Lipper category advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the

55          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds

56          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

57          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

58          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

SHAREHOLDER PROXY

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Intermediate Term Municipal Fund was held on May 17, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Intermediate Term Municipal Fund into Invesco Oppenheimer Intermediate Term Municipal Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	20,328,370	728,496	5,408,368	0

59          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified.

Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS

Martin L. Flanagan [1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

Philip A. Taylor [2] – 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

60          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

61          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

62          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

63          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229

Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

64          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229

Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

65          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

66          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal

			N/A	N/A

67          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

68          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)

Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

69          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)

Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

70          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and

			N/A	N/A

71          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Investment	Citibank, N.A.
2005 Market Street,	Goodwin Procter LLP	Services, Inc.	111 Wall Street
Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Suite 1000
Houston, TX
77046-1173

72          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

73          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

74          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

75          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

● Request that we amend, rectify, delete or update the personal data we hold about you;

● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

76          INVESCO OPPENHEIMER INTERMEDIATE TERM MUNICIPAL FUND

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ITM-AR-1 11272019

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC (“PwC”) advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Senior Associate, a PwC Manager and a PwC Director each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments (or with respect to the PwC Senior Associate and one PwC Manager. was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibilities for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

●	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;
●	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;
●

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

●

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

●

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

●

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

●	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;
●

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

●	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the series of the Registrant with a fiscal year end of September 30, 2019 (each a “Fund”) aggregate fees for services rendered to these Funds as shown in the following table. Each Fund is newly organized and was created, respectively, for the purpose of acquiring the assets and liabilities of a corresponding predecessor fund (each, a “Reorganization”). Each Reorganization was consummated after the close of business on May 24, 2019, prior to which each Fund had not yet commenced operations. Accordingly, the information shown in the following table has been provided for the periods since each Fund’s commencement of operations. The Audit Committee pre-approved all audit and non-audit services provided to the Funds.

Fees Billed for Services Rendered to the Registrant for fiscal year end 2019
Audit Fees	$89,079
Audit-Related Fees	$0
Tax Fees(1)	$11,480
All Other Fees	$0

Total Fees	$100,559

(g) PwC billed the Registrant aggregate non-audit fees of $11,480 for the fiscal year ended September 30, 2019

(1)	Tax Fees for the fiscal year ended September 30, 2019 include fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), each Fund’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to each Fund (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the periods since each Fund’s commencement of operations as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates.

Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$690,000
Tax Fees	$0
All Other Fees	$0

Total Fees	$690,000

(1)	Audit-Related Fees for the fiscal year ended September 30, 2019 include fees billed related to reviewing controls at a service organization.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $3,984,000 for the fiscal year ended September 30, 2019 for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and

Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;
●	Human resources;
●	Broker-dealer, investment adviser, or investment banking services;
●	Legal services;
●	Expert services unrelated to the audit;
●	Any service or product provided for a contingent fee or a commission;
●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
●	Tax services for persons in financial reporting oversight roles at the Fund; and
●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
●	Financial information systems design and implementation;
●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
●	Actuarial services; and
●	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of November 22, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 22, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	December 5, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	December 5, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	December 5, 2019